As Filed with the
Commission on April 30, 1998

Registration No. 2-80808
SEC File No. 811-3616

                Securities and Exchange Commission
                        Washington, D.C.

                           Form N-1A

Registration Statement Under The Securities Act of 1933    X

     Pre-Effective Amendment No. _____

     Post-Effective Amendment No.  19                     X

Registration Statement Under The Investment Company Act
     of 1940                                              X

     Amendment No. 21

                        Mosaic Income Trust
        (Exact Name of Registrant as Specified in Charter)

         1655 Fort Myer Drive, Arlington, Virginia  22209

          Registrant's Telephone Number:  (703) 528-3600

               W. Richard Mason, Secretary
                       Mosaic Income Trust
                     1655 Fort Myer Drive
                 Arlington, Virginia  22209
              (Name and Address of Agent for Service)

                          Copy to:
                   John Rashke, Esquire
                  DeWitt Ross & Stevens, SC
                8000 Excelsior Drive
                 Madison, Wisconsin

Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective:
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 1998 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Mosaic Income Trust --
                                            High Yield Fund
                                            Government Fund
                                            Bond Fund

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1       Inside cover Page
Item 2       Expense Summary
Item 3       Financial Highlights
Item 4       Inside cover, About Mosaic Income Trust
             Investment Objective, Investment
             Policies (including Investment
             Selection Criteria for Bond Funds,
             Investment Risk Considerations,
             Additional Investment Risk Considerations for High Yield Fund and Specialized
             Investment Techniques)
Item 5       Management of the Trust
Item 5A      Incorporated by reference in the
             Registrant's annual report
Item 6       The Trust and Its Shares, Dividends,
             Performance Information, Taxes
             (including Federal, State and Local, Cost
             Basis and Certification of Tax Identification
             Number), Net Asset Value, Shareholder Account
             Transactions and rear cover page
Item 7       Shareholder Account Transactions, How to
             Open a New Account, How to Purchase
             Additional Shares
Item 8       How to Redeem Shares, Other Fees and
             Services
Item 9       Not applicable

Part B, Items Required in a Statement of
Additional Information

Item 10      Cover page
Item 11      Table of Contents (Cover page)
Item 12      Introductory Information
Item 13      Supplemental Investment Policies,
            Investment Limitations
Item 14      The Investment Advisor, Trustees and
             Officers
Item 15      Organization of the Trust, Trustees and
             Officers
Item 16      The Investment Advisor, Administrative
             and Other Expenses, Custodians and
             Special Custodians,
Item 17      Fund Transactions
Item 18      Organization of the Trust
Item 19      Share Purchases, Share Redemptions,
             Declaration of Dividends, Determination
             of Net Asset Value
Item 20      Additional Tax Matters
Item 21      Not applicable
Item 22      Yield and Total Return Calculations
Item 23      Annual Reports are
             incorporated by reference and discussed
             in Financial Statements and Independent
             Auditors' Report, Legal Matters & Inde-
             pendent Auditors, Additional Information

Part C, Other Information

Items 24 through 32 follow Part B

Prospectus/May 1, 1998
1655 Fort Myer Drive, Arlington, Virginia 22209-3108

Mosaic Income Trust
High Yield Fund   Government Fund   Bond Fund


Mosaic Income Trust is a mutual fund whose goal is to provide monthly dividends to its shareholders by investing in bonds and other debt securities in accordance with the investment quality policies of each of its portfolios. The Trust offers shares of three separate portfolios: the High Yield Fund, the Government Fund, and the Bond Fund.

The High Yield Fund invests in corporate debt securities expected to provide the highest yields. This policy of seeking high yields carries a high risk that an investor's shares in the fund could lose value.

The Government Fund invests solely in U.S. Government securities and emphasizes safety of principal and interest for its portfolio investments.

The Bond Fund has two investment objectives: (1) Production of current income consistent with its quality standards and (2) Preservation of capital. To achieve its objectives, the Fund will invest in investment grade bonds with an average dollar weighted maturity not to exceed 10 years.

High Yield Fund may be entirely invested in lower-rated securities, including those commonly referred to as "junk" bonds. Investors should carefully consider the greater risks, including default, that these bonds entail than those found in higher rated securities, discussed at the references to this portfolio on pages five and six.


Features

     o     No commissions or sales charges
     o     $1,000 minimum initial investment
     o Invest or withdraw funds by mail, wire transfer or in person
     o Dividends accrue every day and can be paid by check, electronic fund transfer, or reinvested
     o     No "12b-1" expenses
     o     Checking privileges

This Prospectus is intended to be a concise statement of information which investors should know before investing. After reading the Prospectus, it should be retained for future reference. For investors who received an electronic copy of the Prospectus, a paper copy of the prospectus is available without charge by calling or writing the Trust.

A Statement of Additional Information concerning the Trust, bearing the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge by calling or writing the Trust. The Commission maintains a Worldwide Web site that contains reports, proxy information statements and other information regarding the Trust at http://www.sec.gov.

Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        MADISON MOSAIC, LLC
                         Investment Advisor

     TABLE OF CONTENTS

     About Mosaic Income Trust        3
     Expense Summary                  3
     Financial Highlights             4
     Investment Objective             5
     Investment Policies              5
     Management of the Trust          10
     The Trust and Its Shares         11
     Dividends                        11
     Performance Information          11
     Taxes                            11
     Net Asset Value                  12
     Shareholder Account Transactions 12
     How to Open a New Account        13
     How to Purchase Additional Shares13
     How to Redeem Shares             14
     Other Fees and Services          16
     Quality Ratings                  17



     CUSTODIAN

          Star Bank, N.A.
          Cincinnati, OH 45202


     INDEPENDENT AUDITORS

     Deloitte & Touche LLP


     TELEPHONE NUMBERS

          Shareholder Services
               Washington, DC area:     703-528-6500
               Toll-free nationwide:     888-670-3600

          Mosaic Tiles (24-hour automated information)
               Toll-free nationwide:     800-336-3063

About Mosaic Income Trust
Mosaic Income Trust (the "Trust") is a diversified, open-end management investment company, commonly known as a mutual fund. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust is managed by Madison Mosaic, LLC (the "Advisor") of the same address as the Trust.

This Prospectus offers shares of three separate portfolios: the High Yield Fund, the Government Fund and the Bond Fund.

Expense Summary
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly (see also "Management of the Trust").

                                   High Yield     Government     Bond
                                      Fund           Fund        Fund
Shareholder Transaction Expenses
  Maximum Sales Load Imposed
    on Purchases                      None           None        None
  Redemption Fee                      None           None        None
  Exchange Fee                        None           None        None

Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees                 0.625%         0.625%       0.500%
     Other expenses                  0.575%         0.535%       1.150%

     Total Fund Operating Expenses   1.200%         1.160%       1.650%


EXAMPLE                               1 Year  3 Years  5 Years  10 Years
     You would pay the following
     expenses on a $1,000 investment,
     assuming: (1) a five percent
     annual return and (2) redemption
     at the end of each time period

                 High Yield Fund          $12     $38     $66     $145
                 Government Fund          $12     $37     $64     $141
                 Bond Fund                $17     $52     $90     $195

The hypothetical example shown above is based on the expense levels listed under the caption "Annual Fund Operating Expenses" and is intended to provide the investor with an understanding of the level of expenses that might be incurred in the future. The five percent return used in the example is arbitrary and is for illustrative purposes only. It should not be considered representative of the Trust's past or future performance, nor should the expenses in the example be considered representative of future expenses, which may actually be greater or less than those shown. Additional fees and transaction charges described elsewhere in this prospectus, if applicable, will increase the level of expenses that can be incurred (fees for certain wire redemptions, stop payments on checks, bounced investment checks, and retirement plans are described on pages 13-16).

Financial Highlights

The financial highlights data for a share outstanding and other performance information for the period ended December 31, 1997 appearing below is derived from the financial statements audited by Deloitte & Touche LLP, independent auditors, whose report appears in the Annual Report to Shareholders. This report is incorporated by reference in the Statement of Additional Information and is available by calling the Trust. The tabulations of information for the fiscal years of the High Yield and Government Funds prior to December 31, 1997 have been derived from financial statements audited by Ernst & Young LLP and the information for the fiscal years of the Bond Fund prior to December 31, 1997 has been derived from financial statements audited by Williams, Young & Associates, LLC.

                                                                                                 Ratio of
                      Net                                                               Ratio of net
        Net           realized &        Distri-                   Net           Net     expenses investment
        asset  Net    unrealized        butions                   asset         assets  to      income
        value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.
        begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover
        period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate



High Yield Fund
19972 $7.009 $0.428 $0.199  $0.627     $(0.428) ---    $(0.428)  $7.208  9.12%  $6,516  1.20%4  7.90%4     38%
19973  7.162  0.574 (0.153)  0.421      (0.574) ---     (0.574)   7.009  6.06    6,254  1.44    8.07       95
19963  6.938  0.608  0.224   0.832      (0.608) ---     (0.608)   7.162 12.32    6,790  1.60    8.47      237
19953  7.285  0.597 (0.347)  0.250      (0.597) ---     (0.597)   6.938  3.75    6,726  1.52    8.56      243
19943  7.455  0.606 (0.170)  0.436      (0.606) ---     (0.606)   7.285  5.89    7,702  1.54    8.02      251
19933  7.255  0.674  0.200   0.874      (0.674) ---     (0.674)   7.455 12.69    7,329  1.52    9.26       73
19923  6.775  0.689  0.480   1.169      (0.689) ---     (0.689)   7.255 18.08    6,456  1.54    9.95      124
19913  7.181  0.781 (0.406)  0.375      (0.781) ---     (0.781)   6.775  5.91    5,405  1.66   11.57       54
19903  8.129  0.873 (0.948) (0.075)     (0.873) ---     (0.873)   7.181 (1.27)   6,988  1.51   11.16       93
19893  8.427  0.866 (0.298)  0.568      (0.866) ---     (0.866)   8.129  7.09    9,542  1.50   10.45       80
19883  9.657  0.928 (1.230) (0.302)     (0.928) ---     (0.928)   8.427 (3.06)  11,132  1.45   10.48       78

GOVERNMENT FUND
19972 $9.434 $0.384 $0.458  $0.842     $(0.384) ---    $(0.384)  $9.892  9.07%  $5,499  1.16%4  5.26%4     37%
19973  9.705  0.489 (0.271)  0.218      (0.489) ---     (0.489)   9.434  2.29    5,792  1.43    5.09       17
19963  9.551  0.472  0.154   0.626      (0.472) ---     (0.472)   9.705  6.56    6,856  1.59    4.77      190
19953  9.695  0.391 (0.144)  0.247      (0.391) ---     (0.391)   9.551  2.67    7,653  1.52    4.12      318
19943 10.621  0.363 (0.151)  0.212      (0.363)$(0.775) (1.138)   9.695  1.95    8,576  1.54    3.53      287
19933 10.300  0.501  0.854   1.355      (0.501) (0.533) (1.034)  10.621 13.96    9,734  1.52    4.78      357
19923 10.119  0.654  0.222   0.876      (0.654) (0.041) (0.695)  10.300  8.84    7,375  1.53    6.28      123
19913  9.867  0.710  0.292   1.002      (0.710) (0.040) (0.750)  10.119 10.57    6,059  1.65    7.13      116
19903  9.891  0.783 (0.024)  0.759      (0.783) ---     (0.783)   9.867  7.78    6,119  1.51    7.76       86
19893 10.180  0.794 (0.289)  0.505      (0.794) ---     (0.794)   9.891  5.19    6,542  1.50    7.94       45
19883 11.391  0.862 (0.743)  0.119      (0.862) (0.468) (1.330)  10.180  1.47    6,283  1.47    8.18       36

BOND FUND1
1997 $20.63  $1.08  $0.121  $1.20      $(1.08)  ---    $(1.08)  $20.75   6.04%  $1,127  1.65%   4.79%      49%
1996  21.17   1.07  (0.55)   0.52       (1.06)  ---     (1.06)   20.63   2.55    4,088  1.51    4.86       94
1995  19.62   1.17   1.55    2.72       (1.17)  ---     (1.17)   21.17  14.11    5,792  1.35    5.49       58
1994  21.21   1.15  (1.59)  (0.44)      (1.15)  ---     (1.15)   19.62  (2.11)   7,166  1.18    5.50       78
1993  21.14   1.03   0.24    1.27       (1.03) $(0.17)  (1.60)5  21.21   6.04    9,064  1.19    4.92       68
1992  21.87   1.08  (0.21)   0.87       (1.04)  (0.15)  (1.19)   21.14   4.08    6,902  1.51    5.4        96
1991  20.55   1.22   1.58    2.80       (1.27)  (0.21)  (1.40)   21.87  14.01    2,998  1.54    6.36       56
1990  20.00   0.51   0.55    1.06       (0.51)  ---     (0.51)   20.55   5.35    1,081  1.57    3.65       --

1 Data prior to June 13, 1997 represents the Madison Bond Fund.
2 For the nine-months period ended December 31, 1997.
3 For the year ended March 31.
4 Annualized.
5 Includes (0.41) return of capital.

Notes:
Effective July 31, 1996, the investment advisory services of the High Yield and Government Funds transferred to Madison Mosaic, LLC (previously known as Bankers Finance Advisors, LLC) from Bankers Finance
Investment Management Corp.


Investment Objective
The objective of the High Yield and Government funds is to provide monthly dividends to investors by investing in bonds and other debt securities according to the investment quality policies described in this prospectus.

The investment objectives of the Bond Fund are (1) production of current income consistent with its quality standards and (2) preservation of capital. The Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments. The Fund will invest at least 65% of its assets in bonds with the total portfolio having an average dollar weighted maturity of ten years or less.

Although the investment objective of a fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change. There can be no assurance that the objective of any portfolio will be achieved.


Investment Policies
The High Yield Fund invests in debt securities expected to provide the highest yields and may include lower-rated securities, including those commonly referred to as "high yield" or "junk" bonds. The Government Fund invests solely in U.S. Government securities and emphasizes safety of principal and interest for its portfolio investments. The Bond Fund intends to invest in corporate debt securities and obligations of the U.S. Government and its agencies.

High Yield Fund. The High Yield Fund may invest in corporate bonds, notes and debentures (including corporate debt securities convertible into other securities), as well as U.S. Government securities. The High Yield Fund invests principally in Lower Medium Grade and Low Grade corporate debt securities, commonly known as "high yield" or "junk" bonds. The lowest-grade securities in which this fund may invest are those rated "Caa" or "CCC." The Advisor may vary the quality rating mix of this portfolio based on its evaluation of each investment in light of its yield and credit characteristics.

Government Fund. Government Fund investments are limited to U.S. Government securities, which include a variety of securities issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. Government, and certain interests in these types of securities. Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association, the Federal Home Loan Banks, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities. Except for Treasury securities, these obligations may or may not be backed by the "full faith and credit" of the United States.

Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Bond Fund. The Advisor believes that capital preservation can best be achieved through flexibility of investment strategies. Although the careful selection of bonds and money market instruments is the primary factor affecting the investment return of the Bond Fund, the percentage of the Bond Fund's assets which may be invested at any particular time in corporate bonds, U.S. Government and Government Agency bonds and money market instruments, and the average weighted maturity of the total portfolio will depend on management's judgment regarding the risks in the general market. The Bond Fund's advisor monitors many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

The Bond Fund will normally invest at least 65% of its assets in bonds with the total portfolio having an average dollar weighted maturity of 10 years or less. If the Advisor believes that market risks are high and bond prices in general are vulnerable to decline, the Bond Fund may take certain temporary defensive actions such as reducing the average maturity of the Bond Fund's bond holdings and increasing the Bond Fund's cash reserves. Such "cash reserves" are defined as short-term investments such as U.S. Treasury Bills, high-grade commercial paper, (rated in the top two rating classes by Standard & Poor's or Moody's) bank certificates of deposit or repurchase agreements. The objective of shortening maturities and holding substantial cash reserves, as defined above, is to reduce the Bond Fund's exposure to bond price depreciation during period of rising interest rates, and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

The Advisor believes that the ability and willingness to shorten maturities and hold substantial cash reserves during periods of market vulnerability is the most distinguishing feature in comparing the Bond Fund's investment philosophy and strategies with those of most mutual funds with similar investment objectives. In the Advisor's opinion, such other mutual funds generally do not shorten maturities dramatically during volatile times. When the Advisor anticipates that interest rates will be stable or falling, the Advisor intends to maintain the average dollar weighted maturity in the 5-10 year range. During periods when interest rates are rising or the Advisor anticipates rising interest rates, the average dollar weighted maturity may be shortened dramatically to 1-2 years.

The willingness to make these strategic shifts differentiates the Bond Fund's strategy from most other funds. It is the general intention of the Bond Fund to maintain such defensive positions temporarily or until the Advisor perceives that a period of market vulnerability has passed. Adoption or maintenance of a defensive posture may, however, cause the Bond Fund to underperform the general market during particular periods. In addition, such action will affect portfolio turnover and purchase and sale activity which can increase Bond Fund expenses. Significant portfolio turnover may generate greater capital gains to investors.

Other Policies. In order to ensure diversification, the Trust's fundamental investment policies stipulate certain restrictions. No more than five percent of any portfolio's assets may be invested in the securities of one issuer (excluding U.S. Government securities) as of the date of purchase. No more than 10 percent of any portfolio's assets may be invested in illiquid securities, including restricted securities, other securities for which no readily available market exists and repurchase agreements that cannot be terminated within seven days. No more than 25 percent of the total assets of a portfolio may be invested in the securities of issuers in a single industry.

The High Yield and Government Funds will be invested in debt securities with maturities which, in the judgment of the Advisor, will provide the highest yields available from debt securities over the life of the investment. This means that the average effective maturity of each such fund may be 20 years or more, depending on market conditions. The Advisor may adjust this maturity, however, and may sell securities prior to maturity. Such sales may result in realized capital gains or losses. The Trust does not intend, however, to engage in extensive short-term trading.

The Trust reserves the right to invest a portion of its assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of its assets in uninvested cash. However, it does not intend to hold more than 35 percent of any fund in such investments unless it determines market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of any portfolio may be so invested. To the extent that a fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective. Short-term investments may include certificates of deposit, commercial paper and repurchase agreements.

SPECIALIZED INVESTMENT TECHNIQUES

To achieve its objectives, each fund may use certain specialized investment techniques, including investment in "when-issued" securities, securities with variable interest rates, loans of portfolio securities, financial futures contracts, foreign securities and repurchase agreements.

"When-issued" securities are purchased or sold with payment and delivery scheduled to take place at a future time, usually 15 to 45 days from the date the transaction is arranged. When investing in "when-issued" securities, the Trust relies on the other party to complete the transaction. Should the other party fail to do so, the Trust might lose a more advantageous investment opportunity.

Repurchase agreements involve a sale of securities to the Trust by a financial institution or securities dealer, simultaneous with an agreement by that institution to repurchase the same securities at the same price, plus interest, at a later date. The Trust will limit repurchase agreements to those financial institutions and securities dealers who are considered creditworthy under guidelines adopted by the Trustees. The Advisor will follow a procedure designed to ensure that all repurchase agreements acquired by the Trust are always at least 100 percent collateralized as to principal and interest. When investing in repurchase agreements, the Trust relies on the other party to complete the transaction on the scheduled date by repurchasing the securities. Should the other party fail to do so, the Trust would hold securities it did not intend to own. Were it to sell such securities, the Trust might incur a loss. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

INVESTMENT SELECTION CRITERIA FOR HIGH YIELD FUND

The High Yield Fund invests principally in securities commonly known as "high yield" or "junk" bonds. Although this portfolio may invest in securities with ratings as low as "CCC" or "Caa," it follows certain policies intended to mitigate some of the risks associated with investment in such securities. Included among such policies are the following: (1) bonds acquired at the time of their initial public offering must be rated at least "B" by either Standard & Poor's Corporation or Moody's Investors Services, Inc.; (2) bonds rated "BB" or "Ba" or lower must have more than one market maker at the time of acquisition; and (3) unrated bonds issued by an unrated company,

privately placed bonds and bonds of issuers in bankruptcy are not purchased. In addition, no zero coupon bonds or bonds having interest paid in the form of additional securities (commonly called "payment-in-kind" or "PIK" bonds) will be acquired, if immediately after the investment more than 15 percent of the value of this portfolio would be invested in such bonds.

Investment selection criteria apply at the time an investment is made. An adverse change in the quality rating or other characteristics of an investment may not necessarily result in disposition of that investment, because the impact of such changes is often already reflected in market prices before the investment can be liquidated.

The weighted average portions of the investment assets of the High Yield Fund invested in each of the quality ratings identified below for the period ended December 31, 1997 were as follows:

     Ratings by Moody's        Ratings by Standard
     Investors Service Inc.    & Poor's Corporation
     Ba1     13.81%             BBB     4.12%
     Ba2      8.17%             BBB-    3.38%
     Ba3     18.93%             BB+     3.44%
     B1      26.96%             BB     16.53%
     B2      10.37%             BB-    12.59%
     B3      13.83%             B+     34.93%
     Baa3     3.81%             B      10.32%
     Caa      3.81%             B-      7.52%
                                CCC+    1.13%
                                NR      6.04%

A description of the ratings assigned to High Yield Fund securities is contained in the appendix to this prospectus.


INVESTMENT SELECTION CRITERIA FOR BOND FUND

Corporate Debt Securities. The Bond Fund may invest in corporate debt securities accorded one of the four highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by the Advisor to be a comparable quality. Bonds rated AAA, AA, or A by Standard & Poor's or Aaa, Aa, or A by Moody's indicate strong to high capacity of the issuer to pay interest and repay principal. The fourth highest rating, (e.g. BBB by Standard & Poor's or Baa by Moody's) indicates adequate capacity to pay interest and repay principal, but suggests that adverse economic conditions may weaken the issuer's ability to meet these obligations. Securities rated Baa by Moody's and BBB by Standard & Poor's are regarded as having some speculative characteristics. These bonds are also more sensitive to economic changes than higher grade bonds. If a BBB or Baa bond held in the Bond Fund is downgraded by Standard and Poor's or by Moody's, the bond will be sold within twelve months following the downgrade.

U.S. Government Securities. The Bond Fund may invest in securities guaranteed by the U.S. Government, including direct obligations of the U.S. Treasury (Treasury bills, notes and bonds) and certain federal agency obligations. The payment of principal and interest on these securities is unconditionally guaranteed by the U.S. Government, and thus they are considered the highest quality rated debt security. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Federal Home Administration, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks, Federal National Mortgage Association and Government National Mortgage Association.

Money Market Securities. The Bond Fund may invest in money market securities which include a) commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor's Corporation or Prime-2 by Moody's, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor's and Moody's; b) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard or Poor's or Aa by Moody's; and c) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. Government money market securities include treasury bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government.

INVESTMENT RISK CONSIDERATIONS

The investment policies of the Trust involve certain risks. For example, the market value of bonds and other debt securities tends to rise when prevailing interest rates decline and fall when prevailing interest rates rise. Longer maturities increase the magnitude of these changes. Investments with the highest yields may have longer maturities and lower credit ratings than other securities, increasing the possibility of fluctuations in value per share. Investments with lower credit ratings may have limited marketability, making it difficult for the Trust to dispose of such securities advantageously, and may present the risk of default, which could result in a loss of principal and interest.

Limiting the average weighted maturity of the Bond Fund's portfolio to ten years and shortening the average maturity during periods of rising interest rates tend to reduce the extent to which the value of Bond Fund shares will fluctuate. The shorter the maturity of a bond, generally the less volatile its market price will be.

In accordance with its investment objectives, the Advisor is monitoring developments as they relate to the so-called "Millennium Bug": The computer problem that may cause errors when the calendar reaches January 1, 2000. The Millennium Bug may cause disruption in securities and other markets that affect the national and global economy. The Trust is taking appropriate measures to help ensure that the Millennium Bug does not interrupt its own portfolio and shareholder accounting or the Advisor's management operations.

ADDITIONAL INVESTMENT RISK CONSIDERATIONS FOR HIGH YIELD FUND

The High Yield Fund may invest in securities rated Caa or CCC, which may have highly speculative characteristics, may be of poor standing and may present other elements of immediate danger to payment of principal and interest or could even be in default (although the fund will not purchase securities in default).

Investors should consider certain risks associated with the kinds of securities held by the High Yield Fund. These risks include the following:

Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and its major growth occurred during a long period of economic expansion. This market in its present size and form has been affected by an economic downturn. The economic downturn has resulted in large price swings in the value of high yield bonds. This has also adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rates and Economic Changes. Changes in the economy and interest rates may affect high yield securities differently from other securities. Prices of high yield bonds may be less sensitive to interest rate fluctuations than investment grade securities, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or a period of rising interest rates could adversely affect the ability of highly leveraged issuers to make required principal and interest payments, to meet financial projections or to obtain additional financing. Periods of economic decline or uncertainty may increase the price volatility of high yield bonds, and therefore, magnify changes in the High Yield Fund's net asset value. Zero coupon bonds and payment-in-kind securities may be affected to a greater extent by such developments and thereby tend to be more volatile than securities which pay interest periodically in cash.

Market Expectations. High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies. If events produce a sudden concern in the marketplace about the ability of high yield bond issuers to service their debts, investors might try to liquidate significant amounts of high yield bonds within a short period of time. If shareholders in the High Yield Fund were also making significant redemptions at the same time, the fund might be forced to sell some of its holdings under adverse market conditions, without regard to their investment merits, thereby possibly realizing capital losses and decreasing the asset base upon which expenses can be spread. Rising interest rates can adversely affect the value of high yield bonds, both by lowering the perceived credit worthiness of the issuers and by lowering bond prices generally. However, when interest rates are falling or the credit worthiness of the issuer improves, early redemption or call features of the bonds may limit their potential for increased value.

Liquidity and Valuation. Adverse publicity about or public perceptions of high yield securities and their market, whether or not based on fundamental analysis, may cause the bonds to lose value and liquidity. Since the high yield market is an over-the-counter market, there may be "thin" trading during times of market distress, meaning there is a limited number of buyers and sellers in the market.

Congressional Proposals. Various proposals have been considered by Congress in the past that would restrict or adversely impact the market for high yield bonds. Federally insured savings and loan associations have been required to divest investments in high yield bonds. Any such legislation may have had or may in the future have an adverse impact on the net asset value of the High Yield Fund or its investment flexibility.

Taxation. Interest income is recognized on zero coupon and payment-in-kind securities and is passed through to shareholders for income tax purposes, even though payment of such interest is not received in cash.

Credit Ratings. The quality ratings of debt securities are considered when investments are selected. However, changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer. The Advisor monitors the issuers of high yield bonds to anticipate whether the issuer will have sufficient cash flow to meet required principal and interest payments and to assess the bonds' liquidity, but it may not always be able to foresee adverse developments. Furthermore, credit ratings attempt to evaluate the safety of principal and interest payments and may not accurately reflect the market value risks of high yield bonds.

Management of the Trust

The Trustees. Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Trust's affairs. They serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

The Advisor. Madison Mosaic, LLC (formerly known as Bankers Finance Advisors, LLC) is a wholly owned subsidiary of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin, 53705. Madison Mosaic, LLC manages assets of approximately $200 million in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison Investment Advisors, Inc., a registered investment advisory firm for over 24 years, provides professional portfolio management services to a number of clients and has approximately $3 billion under management.

The Advisor is responsible for the day-to-day administration of the Trust's activities. Investment decisions regarding each of the Trust's funds can be influenced in various manners by a number of individuals. The individuals primarily responsible for the management of the Trust's funds are Chris Berberet and Jay Sekelsky. Mr. Berberet, vice president, has served as vice president of Madison since 1992. Prior to joining Madison, he was the Director of Fixed Income Management for the ELCA Board of Pensions in Minneapolis, Minnesota. Mr. Sekelsky, vice president, has served as a principal of Madison since 1990. Prior to joining Madison, he was vice president for Wellington Management Group of Boston, Massachusetts. Messrs. Berberet and Sekelsky began managing the High Yield and Government Funds in 1996 and have managed the Bond Fund since inception.

The Advisor is controlled by Madison Investment Advisors, Inc. The Advisor purchased the investment management assets of Bankers Finance Investment Management Corp. effective July 31, 1996. The Advisor has the same address as the Trust.

Compensation. For its services under its Investment Advisory Agreement with the Trust, the Advisor receives a fee, payable monthly, calculated as 5/8 percent per annum of the average daily net assets of the High Yield and Government Funds and 1/2 percent per annum of the average daily net assets of the Bond Fund. The Advisor may, in turn, compensate certain financial organizations for services resulting in purchases of Trust shares.

Distributor. GIT Investment Services, Inc. of the same address as the Trust acts as the Trust's distributor. Artisan Investment Services, LLC, a wholly owned subsidiary of Madison and of the same address as the Trust, is expected to assume the role of the Trust's distributor during 1998.

Services Agreement. Under a separate Services Agreement with the Trust, the Advisor provides certain operational and other support services for which it receives a fixed fee calculated as a percentage of the average daily net assets of each respective Trust Portfolio. The fee intended to be at or below the cost of providing such services. Such fee is subject to review and approval at least annually by the Trustees. Such fee pays for the Trust's expenses, including the costs of the following: shareholder services; legal, custodian and audit fees; trade association memberships; accounting; certain Trustees' fees and expenses; fees for registering the Trust's shares; the preparation of prospectuses, proxy materials and reports to shareholders; and the expense of holding shareholder meetings.

Transfer Agent and Dividend Paying Agent. The Trust acts as its own transfer agent and dividend paying agent.


The Trust and Its Shares

Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders may, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares in three funds are authorized by the Trustees: the Government Fund, the High Yield Fund, and the Mosaic Bond Fund. Shares of each fund are of a single class, each representing an equal proportionate share in the assets, liabilities, income and expense of the respective fund, and each having the same rights as any other share within the series.

Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each effected series or class. Voting is not cumulative.

The Trust does not intend to have regular shareholder meetings.
Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this prospectus.


Dividends

Each fund's net income is declared as dividends each business day. Dividends are paid in the form of additional shares credited to investor accounts at the end of each calendar month, unless a shareholder elects in writing to receive a monthly dividend payment by check or direct deposit. Any net realized capital gains will be distributed at least annually.

Performance Information

From time to time, each fund advertises its yield and total return. Both figures are based on historical data and are not intended to indicate future performance.

For advertising purposes, the yield is calculated according to a standard formula prescribed by the Securities and Exchange Commission. This formula divides the theoretical net income per share during a 30-day period by the share price on the last day of the period.

While yield calculations ignore changes in share price, total return takes such changes into account, assuming that dividends and other distributions are reinvested when paid.

In addition to average annual total return, each fund may quote total return over various periods and may quote the aggregate total return for a period. Each fund may also cite the ranking or performance of a portfolio as reported in the public media or by independent performance measurement firms.

Further information on the methods used to calculate each portfolio's yield and total return may be found in the Trust's Statement of Additional Information. The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address on the cover of this prospectus.


Taxes

Federal

For federal income tax purposes, each fund intends to maintain its status under Subchapter M of the Internal Revenue Code (the "Code") as a regulated investment company. It does this by distributing to shareholders 100% of its net income and net capital gains, if any, for each Fund by the end of its fiscal year. The Code also requires each fund to distribute at least 98% of undistributed net income and capital gains realized from the sale of investments by calendar year-end. The capital gain distribution is determined as of October 31 each year. Capital gain distributions, if any, are taxable to the shareholder. The Trust will send shareholders an annual notice of dividends and other distributions paid during the year.

State and Local

At the state and local level, dividend income and capital gains are generally considered taxable income. Because tax laws vary from state to state, shareholders should consult their tax advisers concerning the impact of mutual fund ownership in their own tax jurisdictions.

Cost Basis

Because each fund's share price fluctuates, a redemption of shares by the shareholder creates a capital gain or loss which has tax consequences. It is the shareholder's responsibility to calculate the cost basis of shares purchased. Shareholders are advised to retain all statements received from the Trust and to maintain accurate records of their investments.

Certification of Tax Identification Number

Shareholders who fail to provide a valid social security or tax identification number may be subject to federal withholding at a rate of 31% of dividends and capital gain distributions. Investors are advised to retain all statements received from the Trust and to maintain accurate records of their investments.


Net Asset Value

The net asset value per share of each portfolio is calculated as of the close of the New York Stock Exchange each day it is open for trading. Net asset value per share is determined by adding the value of all securities and other assets, subtracting liabilities and dividing the result by the total number of outstanding shares for the portfolio.

For purposes of calculating net asset value, securities for which current market quotations are readily available are valued at the mean between their bid and asked prices. Securities for which current quotations are not readily available are valued at their fair value as determined by the Trustees. Securities having a remaining effective maturity of 60 days or less are valued at amortized cost, subject to the Trustees' determination that this method reflects their fair value. The Trustees may use an independent pricing service for determination of security values.


Shareholder Account Transactions

Please call a Mosaic Account Executive if you have any questions. Our local number in the Washington, DC area is (703) 528-6500 and our toll-free nationwide number is (888) 670-3600.

Confirmations and Statements

Daily Transaction Confirmation. All purchases and redemptions are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed within a day or two after the transaction is posted to the account.

Quarterly Statement. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity for the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

It is strongly recommended that shareholders retain all daily transaction confirmations until they receive their quarterly statements. Likewise, shareholders should retain all of the quarterly statements until they receive the year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, it is recommended that shareholders call an Account Executive to discuss the changes to be made and inquire about any necessary documentation. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. The options to initiate exchanges and certain redemptions and to obtain account balance information by telephone are available automatically to all shareholders. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon telephone instructions, providing written confirmations and recording all telephone transactions. Certain transactions, including account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in the Funds.


How to Open a New Account

Minimum Initial Investment

$1,000 for a regular account
$500 for an IRA account

$100 for an Education IRA Plus account

By Check

New accounts may be opened by completing an application and forwarding it along with a check payable to Mosaic Funds to:

Mosaic Funds
1655 Fort Myer Drive, Suite 1000
Arlington, VA 22209-3108

By Wire

Please call Mosaic before money is wired to ensure proper and timely credit.

When a new account is opened by wire, the shareholder is required to submit a signed application promptly thereafter. Payment of redemption proceeds is not permitted until a signed application is received in proper form by Mosaic. Please wire money to:

Star Bank, NA
Cinti/Trust
ABA # 0420-0001-3
Credit Mosaic Acct # 48038-8883
(Shareholder name and account number)

Wire Fee. There may be a charge of $6.00 for processing incoming wires of less than $1,000.

By Exchange

Shareholders may open a new account by exchange from an existing account when the account registration and tax identification number will remain the same. A new account application is required only when the account registration or tax identification number will differ from that on the application for the original account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

How to Purchase Additional Shares

Purchase Price. Share prices (net asset values) are determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds. To protect shareholders from loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic has determined that they have actually been paid by the bank on which they were drawn. Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

By Check

Subsequent investments may be made for $50 or more. Please make check payable to Mosaic Funds and mail it along with an investment slip or an indication as to which fund and account it should be credited.

Mosaic Funds
PO Box 640393
Cincinnati, OH 45264-0393

By Wire

Shareholders should call Mosaic before the money is wired to ensure proper and timely credit.

Please wire money to:

Star Bank, NA
Cinti/Trust
ABA # 0420-0001-3
Credit Mosaic Acct # 48038-8883
(Shareholder name and account number)

Wire Fee. There may be a charge of $6.00 for processing incoming wires of less than $1,000.

By Automatic Investment Plan

Shareholders may elect to have an automatic investment plan whereby Mosaic will automatically initiate a credit to their Mosaic account and debit the bank account they designate each month. The automatic investment is processed as an electronic funds transfer (EFT). To establish an automatic investment plan, complete the appropriate section of the application or call an Account Executive for information. The minimum monthly amount for an EFT is $100. Shareholders may change the amount or discontinue the automatic investment plan any time.

How to Redeem Shares

Redemption Price. Share prices (net asset values) are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees. To protect shareholder investments, Mosaic requires signature guarantees for certain redemptions. A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). Shareholders who anticipate the need to transact large amounts of money are encouraged to establish pre-authorized bank wire instructions on their account. Redemptions by wire to a pre-authorized bank and account may be in any amount and do not require a signature guarantee. Pre-authorized bank wire instructions can be established by completing the appropriate section of a new application or by calling an Account Executive to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. A signature guarantee is required for any redemption when (1) the proceeds are to be greater than $50,000 (unless proceeds are being wired to a pre-authorized bank and account), (2) the proceeds are to be delivered to someone other than the shareholder of record, (3) the proceeds are to be delivered to an address other than the address of record, or (4) there has been any change to the registration or account privilege within the last 15 days. Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions and Uncollected Funds. To protect shareholders from loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including EFT) used for purchase of the shares has cleared. Such deposited items are considered "uncollected," until Mosaic has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold.

By Telephone or By Mail

Upon request by telephone or in writing, a redemption check up to $50,000 may be sent to the shareholder and address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder and address of record, must be made in writing, signed by all shareholders with their signatures guaranteed. See section Signature Guarantees above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department. Normally, the Fund charges a fee of $28.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder.
Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, funds can be sent by wire transfer to the bank and account designated on the account application or by subsequent written authorization. Shareholders who anticipate the need to transact large amounts of money are encouraged to establish pre-authorized bank wire instructions on their account. Redemptions by wire to a pre-authorized bank and account may be in any amount and do not require a signature guarantee. Pre-authorized bank wire instructions can be established by completing the appropriate section of a new application or by calling an Account Executive to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. Redemption by wires can be arranged by calling the telephone numbers on the cover of this prospectus. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $10 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

Shareholders may redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when the account registration and tax identification number remain the same. There is no charge for this service.

By Customer Check

A shareholder who has requested check writing privileges and submitted a signature card may write checks in any amount payable to anyone.

A confirmation statement showing the amount and number of each check written is sent to the shareholder. Mosaic does not return canceled checks, but will provide copies of specifically requested checks. A fee of $1.00 per copy is charged for frequent requests or a request for numerous copies.

Stop Payment Fee. To stop payment on a customer check that you have written, call an Account Executive. Mosaic will honor stop payment requests on unpaid customer checks written by shareholders for a fee of $5.00. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for six months and may be extended by written request for another six months.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders and of printing special checks will be charged to the shareholder's account.

By Systematic Withdrawal Plan

Shareholders may elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem share in their Mosaic account and send proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call an Account Executive for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check which is mailed to anyone designated by the shareholder.

How to Close an Account

To close an account, shareholders should call an Account Executive and request that the account be closed. Shareholders cannot close their account by writing a check. When an account is closed, shares will be redeemed at the next determined net asset value. An account may be closed by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."


Other Fees and Services

Returned Investment Check Fee. Shareholders will be charged (by redemption of shares) $10.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance. Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the shareholder will be given 30 days written notice, during which time the shareholder may increase the balance to avoid having the account closed.

Other Fees. Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Retirement Plans

IRAs

Individual Retirement Accounts ("IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution.

Annual IRA Fee. Mosaic currently charges an annual fee of $12 per shareholder (not per IRA account) invested in an IRA at Mosaic. This fee may be prepaid by the shareholder. A separate application is required for IRA accounts.

Education IRAs

The Trust offers Education IRAs. Education IRAs may be established with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automated investment plan of at least $100 monthly. The "Education IRA Plus" will be invested to reach the annual $500 Education IRA limit, with the remainder invested in another account established by the parent or guardian of the Education IRA beneficiary.

Education IRA Fee. Mosaic does not charge an annual fee on Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. All other Education IRA accounts may be charged an annual fee of $12 per shareholder (not per Education IRA account). This fee may be prepaid by the shareholder.

Keogh Plans

Mosaic also offers Keogh (or H.R. 10) plans for self-employed individuals and their employees, which enable them to obtain tax-sheltered retirement benefits similar to those available to employees covered by other qualified retirement plans.

Annual Keogh Fee. Currently Mosaic charges an annual fee of $12 per shareholder (not per Keogh account) invested in a Keogh at Mosaic.

Mosaic also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling
Mosaic's shareholder service department.

Quality Ratings

All U.S. Government securities that may be acquired by the Trust are expected to be classified as "High Grade" investments. Any obligation of a bank or savings and loan association having total assets of at least $750 million (or the foreign currency equivalent) as of the end of its most recent fiscal year, provided it earned a profit during that year, is eligible to be classified "High Grade"; but the actual classification of such obligations will be subject to such additional liquidity, profitability and other tests as the Advisor deems appropriate in the circumstances.

The Trust will determine the grade or credit quality of other securities it may acquire principally by reference to the ratings assigned by the two principal private organizations which rate securities:
Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P"). In cases where both Moody's and S&P rate an issue, it will be graded according to whichever of the assigned ratings the Advisor deems appropriate; in cases where neither organization rates the issue it will be graded by the Advisor following standards which, in its judgment, are comparable to those followed by Moody's and S&P. All grading procedures followed by the Advisor will be subject to review by the Trustees.

Corporate Obligations. For corporate obligations, Moody's uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Notes and bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Notes and bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Notes and bonds rated A are considered upper medium grade by each organization; protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Notes and bonds rated Baa or BBB are considered medium grade obligations; protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Issues rated Caa or CCC and below may also be highly speculative, of poor standing and may even be in default or present other elements of immediate danger to payment of interest and principal.

Obligations rated Baa or above by Moody's or rated BBB or above by S&P are considered "investment grade" securities, whereas lower rated obligations are considered "speculative grade" securities.

Bond ratings may be further enhanced by the motation "+" or "-." For purposes of the Trust and its investment policies and restructions, such notations shall be disregarded in general. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Commercial Paper. Commercial paper is rated by Moody's with "Prime" or "P" designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody's considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies. P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; while P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer's basic earnings and cashflow must have an upward trend (except for unusual circumstances) and, typically, the issuer's industry is well established and it has a strong position within the industry. S&P assigns the individual ratings A-1, A-2 and A-3 based upon its assessment of the issuer's relative strengths and weaknesses within the group of ratable companies.

For purposes of its investment criteria, the Trust considers only commercial paper rated A-1, P-1, or of a credit standing deemed equivalent by the Advisor, to be "High Grade."

This page was left blank intentionally.

Telephone Numbers

Shareholder Service
Washington, DC area: 703/528-6500
Toll-free nationwide: 888/670-3600

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
	Investors Fund
	Balanced Fund
	Mid-Cap Growth Fund
	Foresight Fund

Mosaic Income Trust
	High Yield Fund
	Government Fund
      Mosaic Bond Fund

Mosaic Tax-Free Trust
	Arizona Fund
	Maryland Fund
	Missouri Fund
	Virginia Fund
	National Fund
	Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money. This prospectus does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.

Mosaic Funds
1655 Fort Myer Drive
Arlington Virginia 22209
http://www.mosaicfunds.com

Statement of Additional Information
                      Dated May 1, 1998
 For use with Mosaic Income Trust Prospectus dated May 1, 1998


                      Mosaic Income Trust



               1655 Fort Myer Drive, 10th Floor
                  Arlington, VA 22209-3108
                       (888) 670-3600
                       (703) 528-6500

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of Mosaic Income Trust bearing the date indicated above (the "Prospectus"). Copies of the Prospectus may be obtained from the Trust at the address and telephone numbers shown.


     Table of Contents

     Introductory Information ("About Mosaic Income Trust")          2
     Supplemental Investment Policies ("Investment Objectives" and
                                     "Investment Policies")          2
     Investment Limitations ("Investment Policies")                  6
     The Investment Advisor ("Management of the Trust")              7
     Organization of the Trust ("The Trust and Its Shares")          8
     Trustees and Officers ("Management of the Trust")               9
     Administrative and Other Expenses ("Management of the Trust")  11
     Fund Transactions ("Management of the Trust")                  12
     Shareholder Transactions ("How to Purchase Additional Shares") 12
     Redemptions ("How to Redeem Shares")                           13
     Retirement Plans ("Other Fees and Services")                   15
     Declaration of Dividends ("Dividends")                         15
     Determination of Net Asset Value ("Net Asset Value")           15
     Additional Tax Matters ("Taxes")                               16
     Yield and Total Return Calculations ("Performance Information")17
     Custodians and Special Custodians                              19
     Legal Matters and Independent Auditors ("Financial Highlights")19
     Additional Information                                         19
     Financial Statements and Report of Independent Auditors
                                  ("Financial Highlights")          19
     Quality Ratings ("Investment Policies")                        20






Note:      The items appearing in parentheses above are cross references to sections in the Prospectus which correspond to the sections of this Statement of Additional Information.

INTRODUCTORY INFORMATION

Mosaic Income Trust (the "Trust") issues three series of shares:
Government Fund shares, High Yield Fund shares and Mosaic Bond Fund shares.

Government Fund shares represent interests in a portfolio of Government Securities (the "Government Fund"). High Yield Fund shares represent interests in a portfolio of lower-grade debt securities, rated not lower than CCC or Caa or of equivalent quality (the "High Yield Fund").
Before May 12, 1997, the High Yield Fund was known as the Maximum Income Portfolio.

Mosaic Bond Fund shares represent interests in a portfolio of investment grade corporate debt securities, Government Securities and short-term fixed income securities. These Funds are described more fully below (see "Supplemental Investment Policies").

SUPPLEMENTAL INVESTMENT POLICIES

The investment objectives of the Trust are described in the Prospectus (see "Investment Objective"). Reference should also be made to the Prospectus for general information concerning the Trust's investment policies for each of its Funds (see "Investment Policies"). The Trust seeks to achieve its investment objectives through diversified investment by each of its Funds, principally in debt securities.

Unless described herein or in the Prospectus, the Trust will not invest in what are generally considered to be "derivative" securities. Any deviation from this policy must be approved by the Trustees in advance.

The quality rating classifications for debt securities of "High Grade," "Upper Medium Grade," "Lower Medium Grade" and "Low Grade" are defined below (see "Quality Ratings"). For unrated debt securities the Advisor may make its own determinations of those investments it assigns to each quality rating classification, as part of the exercise of its investment discretion on behalf of the Trust, but such determinations will be made by reference to the rating criteria followed by recognized rating agencies (see "Quality Ratings"). Any unrated securities purchased for the High Yield Fund will be of comparable quality to the rated securities that may be purchased for the same Fund. The Advisor's quality classification procedures will be subject to review by the Trustees.

Basic Investment Policies. The Government Fund seeks to invest solely in U.S. Government securities. The High Yield Fund seeks to invest in debt securities offering the highest yields, subject to the minimum quality rating for this Fund described below. To the extent the investments selected for this Fund have higher yields than alternative investments, they may be less liquid, have lower-quality ratings and entail more risk that their value could fall than comparable investments with lower yields. (See "Quality Ratings" for the investment characteristics of lower-rated securities.)

The Mosaic Bond Fund invests in corporate debt securities and obligations of the U.S. Government and its Agencies. Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by the Advisor to be of comparable quality. Bonds rated A, AA, or AAA by Standard & Poor's or Aaa, Aa, or A by Moody's indicate strong to high capacity of the company to pay interest and repay principal. However, the fourth highest rating, BBB, or Baa indicates adequate capacity to pay interest and repay principal but suggests that adverse economic conditions may weaken the company's ability to meet these obligations. Securities rated Baa are regarded by Moody's as having some speculative characteristics.

Other Policies. The Trust will not invest more than 25% of the assets of a Fund in any one industry. Although the investment policies of the Trust contemplate that each of its Funds will be principally invested in longer-term debt securities, investment management considerations will mean that a portion of each Fund will normally be invested in short-term investments. The short-term investments in which the Trust may invest are described below. The Trust also reserves the right to maintain a portion of the assets of any Fund in uninvested cash when deemed advisable.

During defensive periods the Trust may also invest up to 100% of its assets in short-term investments, including without limitation in U.S. Government securities and the money market obligations of domestic banks, their branches and other domestic depository institutions (see "Investment Limitations").

Short-Term Investments. The "short-term investments" in which the Trust may invest are limited to the following U.S. dollar denominated investments: (1) U.S. Government securities; (2) obligations of banks having total assets of $750 million or more; (3) commercial paper having a quality rating appropriate to the respective Fund of the Trust; and
(4) repurchase agreements involving any of the foregoing securities or long-term debt securities of the type in which the respective Fund of the Trust could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder; some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

The Trust will not invest in non-transferable time deposits having penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see "Quality Ratings").

Specialized Investment Techniques. In order to achieve its investment objective, the Trust may use, when the Advisor deems appropriate, certain specialized investment techniques. Such specialized investment techniques principally include those identified in the Prospectus (see "Investment Policies"), which are described more fully below:

1. When-Issued Securities. The Trust may purchase and sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a future time. Frequently when newly issued debt securities are purchased, payment and delivery may not take place for 15 to 45 days after the Trust commits to the purchase. Fluctuations in the value of securities contracted for future purchase settlement may increase changes in the value of the respective Fund, because such value changes must be added to changes in the values of those securities actually held in the Fund during the same period. When-issued transactions represent a form of leveraging; the Trust will be at risk as soon as the when-issued purchase commitment is made, prior to actual delivery of the securities purchased.

When engaging in when-issued or delayed delivery transactions, the Trust must rely upon the buyer or seller to complete the transaction at the scheduled time; if the other party fails to do so, then the Trust might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities available at the time of the failure. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives otherwise available at the time of settlement.

While the Trust will only commit to securities purchases that it intends to complete, it reserves the right, if deemed advisable, to sell any securities purchase contracts before settlement of the transaction; in any such case the Trust could realize either a gain or a loss, despite the fact that the original transaction was never completed. When fixed yield contracts are made for the purchase of when-issued securities, the Trust will maintain in a segregated account designated investments which are liquid or mature prior to the scheduled settlement and cash sufficient in aggregate value to provide adequate funds for completion of the scheduled purchase.

2. Securities with Variable Interest Rates. Some of the securities purchased by the Trust may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate which is a fixed percentage of some base rate, such as the "prime" interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.
Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand; others may have a fixed stated maturity with no demand feature.

Variable rate securities may offer higher yields than are available from shorter-term securities, but less risk of market value fluctuations than longer-term securities having fixed interest rates. When interest rates generally are falling, the yields of variable rate securities will tend to fall, while when rates are generally rising variable rate yields will tend to rise.

Variable rate securities may not be rated and may not have a readily available secondary market. To the extent these securities are illiquid, they will be subject to the Trust's 10% limitation on investments in illiquid securities (see "Investment Limitations"). The Trust's ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. The Advisor will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase Agreement Transactions. A repurchase agreement involves the acquisition of securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment, in that they may be for very short periods, including frequently maturities of only one day. Under the Investment Company Act of 1940 repurchase agreements are considered loans, and the securities involved may be viewed as collateral. It is the Trust's policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

When investing in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase and the Trust would then be left holding securities it did not expect to retain. If those securities decline in price to a value less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest. The Advisor will follow procedures designed to assure that repurchase agreements acquired by the Trust are always at least 100% collateralized as to principal and interest. It is the Trust's policy to require delivery of repurchase agreement collateral to its Custodian or, in the case of book entry securities held by the Federal Reserve System, that such collateral is registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

To the extent the Trust requires cash to meet redemption requests and determines that it would not be advantageous to sell Fund securities to meet those requests, or to the extent the Trust wishes to obtain cash for a more advantageous investment, then it may sell its Fund securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It would have the practical effect of constituting a loan to the Trust, the proceeds of which would be used either for other investments or to meet cash requirements from redemption requests. If the Trust engages in reverse repurchase agreement transactions, it will either maintain in a segregated account designated High Grade investments which are liquid or mature prior to the scheduled repurchase and cash sufficient in aggregate value to provide adequate funds for completion of the repurchase. It is the Trust's current operating policy not to engage in reverse repurchase agreements for any purpose, if as a result reverse repurchase agreements in the aggregate would exceed 5% of the Trust's total assets.

4. Loans of Fund Securities. The Trust, in certain circumstances, may be able to earn additional income by loaning Fund securities to a broker-dealer or financial institution. The Trust may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day. During the term of any securities loan, the borrower will pay to the Trust all interest income earned on the loaned securities; at the same time the Trust will also be able to invest any cash portion of the collateral or otherwise will charge a fee for making the loan, thereby increasing its overall return. It is the Trust's policy that it shall have the option to terminate any loan of Fund securities at any time upon seven days' notice to the borrower. In making a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required, which would leave the Trust with the collateral maintained against the loan; if the collateral were of insufficient value, the Trust could suffer a loss. The Trust may pay fees for the placement, administration and custody of securities loans, as it deems appropriate.

Any loans by the Trust of Fund securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission or the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, the Advisor will consider the creditworthiness of the borrowing institution. The Trust will not enter into any securities lending agreement having a duration of greater than one year.

5. Financial Futures Contracts. The Trust may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities which the Trust would be permitted to purchase or sell by other means. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, the Trust will legally obligate itself to accept delivery of the underlying securities and pay the agreed price; by selling a futures contract it will legally obligate itself to make delivery of the security against payment of the agreed price. The Trust will use financial futures contracts only where it intends to take or make the required delivery of securities; however, if it is economically more advantageous to do so, the Trust may acquire or sell the same securities in the open market prior to the time the purchase or sale would otherwise take place according to the contract and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. Short futures contracts may be used as a hedge against a decline in the value of an investment by locking in a future sale price for the securities specified for delivery against the contract. Long futures contracts may be used to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged. Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract; such transactions may result in either a gain or a loss, which when part of a hedging transaction, would be expected to offset corresponding losses or gains on the hedged securities.

The Trust intends to use financial futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, the Trust may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain cash or U.S. Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts the Trust will maintain in separate accounts (including brokerage accounts used to maintain the margin required by the contracts) High Grade investments which are liquid or which mature prior to the scheduled purchase and cash sufficient in aggregate value to provide adequate funds for completion of the purchase. While futures will be utilized to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from the use of financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

6. Foreign Securities. The Trust may invest a portion of a Fund's assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange without restriction. Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed; although the Trust might therefore benefit from favorable currency exchange rate changes, it could also be affected adversely by changes in exchange rates, by currency control regulations and by costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts. Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

Maturities. As used in this Statement of Additional Information and in the Prospectus, the term "effective maturity" means either the actual stated maturity of the investment, the time between its scheduled interest rate adjustment dates (for variable rate securities), or the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter.
A "stated maturity" means the time scheduled for final repayment of the entire principal amount of the investment under its terms. "Short-term" means a maturity of one year or less, while "long-term" means a longer maturity.

Policy Review. If, in the judgment of a majority of the Trustees of the Trust, unanticipated future circumstances make inadvisable continuation of the Trust's policy of seeking high current income from investment principally in long-term debt securities, or continuation of the more specific policies of each Fund, then the Trustees may change any such policies without shareholder approval, subject to the limitations provided elsewhere in this Statement of Additional Information (see "Investment Limitations") and after giving 30 days' written notice to the Trust's shareholders affected by the change.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees reserve the right to review and change the other investment policies and techniques employed by the Trust, from time to time as they deem appropriate, in response to market conditions and other factors. Reference should be made to "Investment Limitations" for a description of those fundamental investment policies which may not be changed without shareholder approval. Such fundamental policies would permit the Trust, after notice to shareholders but without a shareholder vote, to adopt policies permitting a wide variety of investments, including money market instruments, all types of common and preferred equity securities, all types of long-term debt securities, convertible securities, and certain types of option contracts. In the event of such a policy change, a change in the Trust's name might be required. There can be no assurance that the Trust's present objectives will be achieved.

INVESTMENT LIMITATIONS

The Trust has adopted as fundamental policies the following limitations on its investment activities, which apply to each of its Funds; these fundamental policies may not be changed without a majority vote of the Trust's shareholders, as defined in the Investment Company Act of 1940 (see "Organization of the Trust").

1. Permissible Investments. Subject to the investment policies from time to time adopted by the Trustees, the Trust may purchase any type of securities under such terms as the Trust may determine; and any such securities may be acquired pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery. Any of these securities may have limited markets and may be purchased with restrictions on transfer; however, the Trust may not make any investment (including repurchase agreements) for which there is no readily available market and which may not be redeemed, terminated or otherwise converted into cash within seven days, unless after making the investment not more than 10% of the Trust's net assets would be so invested. Securities of foreign issuers not listed on a recognized domestic or foreign exchange are considered to be illiquid securities and fall within this 10% limitation.

2. Restricted Investments. Not more than 5% of the value of the total assets of a Fund of the Trust may be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding cash and cash items); nor may securities be purchased when as a result more than 10% of the voting securities of the issuer would be held by the Trust. To the extent the Trust purchases securities other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, obligations which provide income exempt from federal income taxes, and short-term obligations of domestic banks, their branches, and other domestic depository institutions, the Trust will limit its investments so that not more than 25% of the assets of each of its Funds are invested in any one industry. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for performance of the obligations evidenced by the security and whose assets and revenues principally back the security. Any security that does not have a governmental jurisdiction or instrumentality ultimately responsible for its repayment may not be purchased by the Trust when the entity responsible for such repayment has been in operation for less than three years, if such purchase would result in more than 5% of the total assets of the respective Fund of the Trust being invested in such securities.

The Trust may not purchase the securities of other investment companies, except for shares of unit investment trusts holding securities of the type purchased by the Trust itself and then only if the value of such shares of any one investment company does not exceed 5% of the value of the total assets of the Trust's Fund in which the shares are included and the aggregate value of all such shares does not exceed 10% of the value of such total assets, except in connection with an investment company merger, consolidation, acquisition or reorganization. The Trust may not purchase any security for purposes of exercising management or control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company. The Trust may not purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, the holdings of those of the Trust's officers, Trustees and officers of its Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

3. Borrowing and Lending. It is a fundamental policy of the Trust that it may borrow (including engaging in reverse repurchase agreement transactions) in amounts not exceeding 25% of its total assets for investment purposes. The Trust may not otherwise issue senior securities representing indebtedness and may not pledge, mortgage or hypothecate any assets to secure bank loans, except in amounts not exceeding 15% of its net assets taken at cost.

The Trust may loan its Fund securities in an amount not in excess of one-third of the value of the Trust's gross assets, provided collateral satisfactory to the Trust's Advisor is continuously maintained in amounts not less than the value of the securities loaned. The Trust may not lend money (except to governmental units), but is not precluded from entering into repurchase agreements or purchasing debt securities.

4. Other Activities. The Trust may not act as an underwriter (except for activities in connection with the acquisition or disposition of securities intended for or held by one of the Trust's Funds), make short sales or maintain a short position (unless the Trust owns at least an equal amount of such securities, or securities convertible or exchangeable into such securities, and not more than 25% of the Trust's net assets is held as collateral for such sales). Nor may the Trust purchase securities on margin (except for customary credit used in transaction clearance), invest in commodities, purchase interests in real estate, real estate limited partnerships or invest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases. However, the Trust may purchase securities secured by real estate or interests therein and may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities which the Trust would be permitted to purchase or sell by other means and where the Trust intends to take or make the required delivery. The Trust may acquire put options in conjunction with a purchase of Fund securities; it may also purchase put options and write call options covered by securities held in the respective Fund (and purchase offsetting call options in closing purchase transactions), provided that the put option purchased or call option written at all times remains covered by Fund securities, whether directly or by conversion or exchange rights; but it may not otherwise invest in or write puts and calls or combinations thereof. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the Trust's net assets and included within that amount, but not to exceed 2% of the value of the Trust's assets, may be warrants which are not listed on the New York or American Stock Exchanges.

Except as otherwise specifically provided, the foregoing percentage limitations need only be met when the investment is made or other relevant action is taken. As a matter of operating policy in order to comply with certain applicable state restrictions, but not as a fundamental policy, the Trust will not pledge, mortgage or hypothecate in excess of 10% of a Fund's total assets taken at market value. Although permitted to do so by its fundamental policies, it is the Trust's current policy not to acquire put options or write call options for the Government and High Yield Funds.

Notwithstanding the Trust's fundamental policies, it does not presently intend to borrow (including engaging in reverse repurchase agreement transactions) for investment purposes nor to borrow (including engaging in reverse repurchase agreement transactions) for any purpose in amounts in excess of 5% of its total assets. If the Trust were to borrow for the purpose of making additional investments, such borrowing and investment would constitute "leverage." Leverage would exaggerate the impact of increases or decreases in the value of a Fund's total assets on its net asset value, and thus increase the risk of holding the Trust's shares. Furthermore, if bank borrowings by the Trust for any purpose exceeded one-third of the value of the Trust's total assets (net of liabilities other than the bank borrowings), then the Investment Company Act of 1940 would require the Trust, within three business days, to liquidate assets and commensurately reduce bank borrowings until the borrowing level was again restored to such one-third level. Funds borrowed for leverage purposes would be subject to interest costs which might not be recovered by interest, dividends or appreciation from the respective securities purchases. The Trust might also be required to maintain minimum bank balances in connection with such borrowings or to pay line-of-credit commitment fees or other fees to continue such borrowings; either of these requirements would increase the cost of the borrowing.

In connection with the Trust's limitation on the industry concentration of its investments, domestic banks and their branches may include the domestic branches of foreign banks, to the extent such domestic branches are subject to the same regulation as United States banks; but they will not include the foreign branches of domestic banks unless the obligations of such foreign branches are unconditionally guaranteed by the domestic parent.

If the Trust alters any of the foregoing current operating policies (relating to financial futures contracts, options, warrants or borrowing), it will notify shareholders of the policy revision at least 30 days prior to its implementation and describe the new investment techniques to be employed. In the implementation of its investment policies the Trust will not consider securities to be readily marketable unless they have readily available market quotations.

THE INVESTMENT ADVISOR

Madison Mosaic, LLC (formerly known as Bankers Finance Advisors, LLC), 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, is the investment Advisor to the Trust and is called the "Advisor" throughout this Statement of Additional Information and the Prospectus. The Advisor is responsible for the investment management of the Trust and is authorized to execute the Trust's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of the Trust as it deems advisable. In the execution of these responsibilities, the Advisor is subject to the investment policies and limitations of the Trust described in the Prospectus and this Statement of Additional Information, to the terms of the Declaration of Trust and the Trust's By-Laws, and to written directions given from time to time by the Trustees.

The Advisor is a Wisconsin limited liability company wholly owned by Madison Investment Advisors, Inc. ("Madison"), whose principal offices are at 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment Advisor which has numerous advisory clients. Madison was founded in 1973 and has no other business affiliations other than those described in the Prospectus and this Statement of Additional Information.

This investment advisory agreement between the Trust, on behalf of the portfolios, and the Advisor is subject to annual review and approval by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940. The investment advisory agreement was approved by shareholders for an initial two year term at a special meeting of the Government and High Yield Fund's shareholders held in July 1996 and by the initial shareholder of the Mosaic Bond Fund in 1997.

The investment advisory agreement may be terminated at any time, without penalty, by the Trustees or, with respect to any series or class of the Trust's shares, by the vote of a majority of the outstanding voting securities of that series or class (see "Organization of the Trust"), or by the Advisor, upon sixty days' written notice to the other party. The investment advisory agreement may not be assigned by the Advisor, and will automatically terminate upon any assignment.

Background of the Advisor. The Advisor was formed in 1996 by Madison for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Trust. The Advisor purchased the investment management assets of the former Advisor to the Trust, Bankers Finance Investment Management Corp. on July 31, 1996. With respect to the Government Fund and the High Yield Fund, for periods prior to July 31, 1996, references in this Statement of Additional Information and in the Prospectus to the "Advisor" refer to Bankers Finance Investment Management Corp. The Advisor also serves as the investment Advisor to Mosaic Government Money Market Trust, Mosaic Equity Trust and Mosaic Tax-Free Trust.

Management. Frank E. Burgess is President, Treasurer and Director of Madison and Vice President of the Advisor. Mr. Burgess owns a majority of the common stock of Madison, which, in turn, controls the Advisor. Mr. Burgess is also a Trustee and Vice President of the Trust. Mr. Burgess holds the same positions with Mosaic Government Money Market Trust, Mosaic Equity Trust and Mosaic Tax-Free Trust. Katherine L. Frank is President and Treasurer of the Advisor and Vice President of Madison. Ms. Frank holds the same positions with Government Investors Trust, Mosaic Equity Trust and Mosaic Tax-Free Trust.

Advisory Fee and Expense Limitations. For its services under the Investment Advisory Agreement, the Advisor receives a fee, payable monthly, calculated as 5/8 percent per annum of the average daily net assets of the Government and High Yield Funds and 1/2 percent per annum of the average daily net assets of the Mosaic Bond Fund during the month. The Advisor may waive or reduce such fee during any period. The Advisor may also reduce such fee on a permanent basis, without any requirement for consent by the Trust or its shareholders, under such terms as it may determine, by written notice thereof to the Trust.

The Advisor has agreed, in any event, to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with the Advisor, the rent expenses of the Trust's principal executive office premises, and its various promotional expenses (including the distribution of Prospectuses to potential shareholders). Other than investment management and the related expenses, and the foregoing items, the Advisor is not obligated to provide or pay for any other services to the Trust, although it has discretion to elect to do so. The Investment Advisory Agreement permits the Advisor to make payments out of its fee to other persons.

During the period ended December 31, 1997, the Advisor received advisory fees of $26,628 with respect to the Government Fund and $31,741 with respect to the High Yield Fund.

During the fiscal year ended March 31, 1997, the Advisor received advisory fees of $39,438 with respect to the Government Fund and $40,413 with respect to the High Yield Fund. During the fiscal year ended March 31, 1996, the Advisor received advisory fees of $46,093 with respect to the Government Fund and $42,986 with respect to the High Yield Fund. During the fiscal year ended March 31, 1995, the Advisor received advisory fees of $48,356 with respect to the Government Fund and $44,235 with respect to the High Yield Fund.

During the fiscal years ended December 31, 1997, 1996 and 1995 the Advisor and Madison, as the Advisor to Madison Bond Fund, Inc., the predecessor to the Mosaic Bond Fund, received advisory fees of $12,598, $23,878 and $30,159, respectively.

ORGANIZATION OF THE TRUST

The Trust's Declaration of Trust, dated November 18, 1982, has been filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The Prospectus contains general information concerning the Trust's form of organization and its shares, including the series of shares currently authorized (see "The Trust and Its Shares").

Series and Classes of Shares. The Trustees may authorize at any time the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations, methods of share distribution or other unforeseen circumstances) with such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to the liabilities related thereto. The Investment Company Act of 1940 would require the Trust to submit for the approval of the shareholders of any such additional series or class, any adoption of an investment advisory contract or any changes in the Trust's fundamental investment policies related to the series or class.

The Trustees may divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate interests in the series. Any assets, income and expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such a manner as they deem fair and equitable. Upon any liquidation of the Trust or of a series of its shares, the shareholders are entitled to share pro-rata in the liquidation proceeds available for distribution. Shareholders of each series have an interest only in the assets allocated to that series.

Voting Rights. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. As of March 31, 1998, the shareholders who held five percent or more of the Bond Fund were: Donald L. McConaghy, IRA, 505 16th St., Baraboo, WI 53913 (9%), Middletown Acute Core Specialists Profit Sharing Plan, 15 The Alameda Cir., Middletown, OH 45044 (8%), Madison Investment Advisory Profit Sharing Plan, 6411 Mineral Point Rd., Madison, WI 53705 (8%) and Peter De Cicco, 2000 N. Court St., #AF, Fairfield, IA 52556 (6%); and of the Government Fund: BFIMC Money Purchase Pension Plan, P.O. Box 1118, Cincinnati, OH 45201-1118 (11%) and Star Bank, Trustee for Geraldine Schaeffer Keough, 2201 L St., NW, Suite 109, Washington, DC 20037-1410 (6%).

Shareholder votes relating to the election of Trustees, approval of the Trust's selection of independent public auditors and any contract with a principal underwriter, as well as any other matter in which the interests of all shareholders are substantially identical, will be voted upon without regard to series or classes of shares. Matters that do not affect any interest of a series or class of shares will not be voted upon by the unaffected shareholders. Certain other matters in which the interests of more than one series or class of shares are affected, but where such interests are not substantially identical, will be voted upon separately by each series or class affected and will require a majority vote of each such series or class to be approved by it. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect to a series or class even if it fails to receive a majority vote of any other series or class or fails to receive a majority vote of all shares entitled to vote on the matter.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings; shareholder meetings will be called as necessary to consider matters requiring votes by the shareholders. The selection of the Trust's independent auditors will be submitted to a vote of ratification at any annual meeting held by the Trust. Any change in the Declaration of Trust, in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment policies of the Trust must be approved by a majority of the affected shareholders before it can become effective. For this purpose, a "majority" of the shares of the Trust means either the vote, at an annual or special meeting of the shareholders, of 67 percent or more of the shares present at such meeting if the holders of more than 50 percent of the outstanding shares of the Trust are present or represented by proxy or the vote of 50 percent of the outstanding shares of the Trust, whichever is less. Voting groups will be comprised of separate series and classes of shares or of all of the Trust's shares, as appropriate to the matter being voted upon.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office either by declarations in writing filed with the Trust's Custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares. Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trustees to assist a shareholder solicitation to call such a meeting by providing either a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing, in which latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability. Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust.
The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereof. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others. The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law, except that they shall not be protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

Frank E. Burgess ##
6411 Mineral Point Road, Madison, WI 53705
Trustee and Vice President

President and Director of Madison Investment Advisors, Inc., the advisor to Bascom Hill Investors, Inc., Bascom Hill BALANCED Fund, Inc. and Madison Bond Fund, Inc.; director of such funds since their inception. Prior to founding Madison Investment Advisors, Inc. in 1973, he was Assistant Vice President and Trust Officer of M&I Bank of Madison, Wisconsin. He is a member of the State Bar of Wisconsin. b. 8/4/42.

## Trustee deemed to be an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust.

James R. Imhoff, Jr.***
429 Gammon Place, Madison, WI 53719
Trustee

Chairman and CEO of First Weber Group, Inc. of Madison, WI, a residential real estate company; Chairman of the Wisconsin Real Estate Board of the Department of Regulation and Licensing; Director to the University of Wisconsin School of Business, Center for Urban Land Economics Research; Director of the Park Bank, Wisconsin; formerly President of the Wisconsin Realtors Association and the Greater Madison Board of Realtors and Director of the National Association of Realtors. An alumnus of the Marquette University School of Business. b. 5/20/44.

Thomas S. Kleppe***
7100 Darby Road, Bethesda, MD 20817
Trustee

Private Investor; formerly Visiting Professor at the University of Wyoming, Secretary of the U.S. Department of the Interior, Administrator of the U.S. Small Business Administration, U.S. Congressman from North Dakota, Vice President and Director of Dain, Kalman & Quail, investment bankers, and President of Gold Seal Co., manufacturers of household cleaning products. Attended Valley City State College of North Dakota.
b. 7/1/19.

Lorence D. Wheeler***
4905 W. 60th Avenue, Arvada, CO 80003
Trustee

President of Credit Union Benefits Services, Inc., a provider of retirement plans and related services for credit union employees nationwide. Previously a shareholder of the law firm of Bell, Metzner & Gierart, SC. Mr. Wheeler received his law degree from the University of Wisconsin. b. 1/31/38.

***Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.

Katherine L. Frank
6411 Mineral Point Road, Madison, WI 53705
President

President of Mosaic Funds, Vice President of Madison Investment
Advisors, Inc.  A graduate of Macalester College, St. Paul, Minnesota.

Julia M. Nelson
1655 Fort Myer Drive, Arlington, VA 22209-3108
Vice President

Vice President of Mosaic Funds.

Jay R. Sekelsky
6411 Mineral Point Road, Madison, WI 53705
Vice President

Vice President of Mosaic Funds and of Madison Investment Advisors, Inc. Formerly Vice President of Wellington Management Group of Boston, MA. Mr. Sekelsky holds a BBA in Accounting and an MBA in Finance from the University of Wisconsin.

Christopher C. Berberet
6411 Mineral Point Road, Madison, WI 53705
Vice President

Vice President of Mosaic Funds and of Madison Investment Advisors, Inc. Formerly the Director of Fixed Income Management for the ELCA Board of Pensions, Minneapolis, MN. A graduate of the University of Wisconsin.

W. Richard Mason
1655 Ft. Myer Drive, Arlington, VA 22209
Secretary

Secretary of Mosaic Funds, GIT Investment Services, Inc., Presidential Savings Bank, FSB and Presidential Service Corporation. Formerly Assistant General Counsel for the Investment Company Institute. Mr. Mason holds a BS in Foreign Service from Georgetown University and received his law degree from The George Washington University. He is a member of the District of Columbia and Texas bars.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Trustees' meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust shall be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust. Mr. Kleppe will receive annual compensation from the Trust and from the other investment companies managed by the Advisor or Madison (see "the Investment Advisor") totaling $15,000. Mr. Imhoff and Mr. Wheeler received annual compensation from the Trust and from other investment companies managed by the Advisor or Madison totaling $18,000 through June 13, 1997, and thereafter have been compensated in the same amount as Mr. Kleppe.

During the twelve months ending December 31, 1997, the Trustees were compensated as follows:

                              Total       Compensation
                            Aggregate     from Funds and
                            Compensation  Mosaic Complex
                            from Funds    Paid to Trustees(a)
Frank E. Burgess                 $0             $0
Thomas S. Kleppe             $1,000        $15,000
James R. Imhoff, Jr.         $1,000        $18,000
Lorence D. Wheeler           $1,000        $18,000

(a) Prior to June 13, 1997, the complex was comprised of 4 trusts and three corporations with a total of 16 funds and/or series. As of the effective date of this Statement of Additional Information, the complex is comprised of 4 trusts with a total of 15 funds and/or series.

Under the Declaration of Trust, the Trustees are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as Trustees of the Trust, except liabilities incurred by reason of their willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of March 31, 1998, the Trustees and officers of the Trust directly or indirectly owned as a group less than 10% of the Bond Fund and less than 5% of the High Yield and Government Funds.

ADMINISTRATIVE AND OTHER EXPENSES

Except for certain expenses assumed by the Advisor (see "The Investment Advisor"), the Trust is responsible for payment from its assets of all of its expenses. These expenses can include any of the business or other expenses of organizing, maintaining and operating the Trust. Certain expense items which may represent significant costs to the Trust include the payment of the Advisor's fee; the expense of shareholder accounting, customer services, and calculation of net asset value; the fees of the Custodian; of the Trust's independent auditors; and of legal counsel to the Trust; the expense of registering the Trust and its shares; of printing and distributing prospectuses and periodic financial reports to current shareholders; of trade association membership; and the expense of preparing shareholder reports, proxy materials and of holding shareholder meetings of the Trust. The Trust is also responsible for any extraordinary or non-recurring expenses it may incur.

Services Agreement. The Trust does not have any officers or employees who are paid directly by the Trust. The Trust has entered into a Services Agreement with the Advisor for the provision of operational and other services required by the Trust. Such services may include the functions of shareholder servicing agent and transfer agent; bookkeeping and portfolio accounting services; the handling of telephone inquiries, cash withdrawals and other customer service functions including monitoring wire transfers; and providing to the Trust appropriate supplies, equipment and ancillary services necessary to the conduct of its affairs. The Trust is registered with the Securities and Exchange Commission as the transfer agent for its shares and acts as its own dividend-paying agent; while transfer agent personnel and facilities are included among those provided to the Trust under the Services Agreement, the Trust itself is solely responsible for its transfer agent and dividend payment functions and for the supervision of those functions by its officers.

All such services provided to the Trust by the Advisor are rendered at a flat percentage fee calculated as a percentage of average daily net assets, reviewed and approved annually by the Trustees. Such fee is expected to approximate or be below the cost of providing such services. The term "cost" includes both direct expenditures and the related overhead costs, such as depreciation, employee supervision, rent and the like; reimbursements to the Advisor pursuant to the Services Agreement are in addition to and independent of payments made pursuant to the Investment Advisory Agreement. The Advisor provides such services to Mosaic Equity Trust, Mosaic Tax-Free Trust and Mosaic Government Money Market. The Trust's costs will also include certain direct expenses (including custody, brokerage, blue sky, legal and audit).

Distribution Agreement. GIT Investment Services, Inc. acts as the Trust's Distributor and principal underwriter under a Distribution Agreement, dated January 11, 1983, as amended and restated as of July 3, 1985. The Distribution Agreement had an initial term of two years and may thereafter continue in effect only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940. The Distributor may act as the Trust's agent for any sales of its shares. The Trust may also sell its shares directly to any party. The Distributor makes the Trust's shares continuously available to the general public in those states where it has qualified to do so, but has assumed no obligation to purchase any of the Trust's shares. The Distributor is wholly owned by A. Bruce Cleveland, its President. The Trust has entered into a proposed Distribution Agreement under the same general terms as its current Distribution Agreement with Artisan Investment Services, LLC to be effective upon the admission by Artisan to membership in the National Association of Securities Dealers, Inc. Artisan is a wholly owned subsidiary of Madison which has been established for the sole purpose of serving as the distributor for Mosaic Funds.

FUND TRANSACTIONS

Decisions as to the purchase and sale of securities for the Trust, and decisions as to the execution of these transactions, including selection of market, broker or dealer and the negotiation of commissions are, where applicable, to be made by the Advisor, subject to review by the officers and Trustees of the Trust.

In general, in the purchase and sale of Fund securities the Trust will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining the best price and execution, the Advisor may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Advisor, and any statistical, research or other services provided by the dealer to the Advisor. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as determined in good faith by the Advisor. Brokers or dealers who execute Fund transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. During its three most recent fiscal years, the Trust paid no aggregate brokerage commissions.

Owing to the nature of the market for debt securities, the Trust expects that most Fund transactions will be made directly with an underwriter, issuer or dealer acting as a principal, and thus will not involve the payment of commissions, although purchases from an underwriter will involve payments of fees and concessions by the issuer to the underwriting group. The Trust also reserves the right to purchase Fund securities through an affiliated broker, when deemed in the Trust's best interests by the Advisor, provided that: (1) the transaction is in the ordinary course of the broker's business; (2) the transaction does not involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction is not in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, are not less favorable to the Trust than terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to the Advisor under the Investment Advisory Agreement. The Trust does not anticipate that any such purchases through affiliates will represent a significant portion of its total activity; no such transactions took place during the Trust's three most recent fiscal years.

The Trust does not expect to engage in a significant amount of short-term trading, but securities may be purchased and sold in anticipation of market fluctuations, as well as for other reasons. The Trust anticipates that annual Fund turnover for each of its Funds generally will not exceed 100%. The actual turnover rate, however, will not be a limiting factor if the Trust deems it desirable to conduct purchases and sales of Fund securities. Reference should be made to the Prospectus for actual rates of portfolio turnover (see "Financial Highlights").

In valuing brokerage services, the Advisor makes a judgment of the usefulness of research and other information and services provided by a broker to the Advisor in managing the Fund's investment portfolio. In some cases, the information, e.g. data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but, for the greater part, the research and services consist of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, some of which may be provided by means of payment for the use of electronic services providing such information, useful to the Advisor in advising the Fund and other clients of the Advisor.

In compensating brokers for their services, the Advisor takes into account the value of the information received for use in advising the Fund. It is understood by the Fund that other clients of the advisor might also benefit from the information and services obtained. Where the Fund and one or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent possible, be averaged as to price and allocated equitably. In most cases, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

SHAREHOLDER TRANSACTIONS

The Prospectus describes the basic procedures for investing in the Trust (see "How to Purchase and Redeem Shares"). The following information concerning other investment procedures is presented to supplement the information contained in the Prospectuses.

Shareholder Service Policies. The Trust's policies concerning shareholder services are subject to change from time to time.

Minimum Initial Investment and Minimum Balance. The Trust reserves the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing by the Trust. The Trust may also institute a minimum amount for subsequent investments by 30 days written notice to its shareholders.

Special Service Charges. The Trust further reserves the right, after 30 days written notice to shareholders, to impose special service charges for services that are not regularly afforded to shareholders, such service charges may include but are not limited to fees for stop payment orders and returned checks. The Trust's standard service charges are also subject to adjustment from time to time.

Share certificates will not be issued.

Subaccounting Services. The Trust offers subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts; however, the Trust reserves the right to impose the same minimum initial investment requirement that would apply to regular accounts, if it deems that the cost of carrying a particular subaccount or group of subaccounts is otherwise likely to be excessive. The Trust may provide and charge for subaccounting services which it determines exceed those services which can be provided without charge; the availability and cost of such additional services will be determined in each case by negotiation between the Trust and the parties requesting the additional services. The Trust is not presently aware of any such services for which a charge will be imposed.

Crediting of Investments. The Trust reserves the right to reject any investment in the Trust for any reason and may at any time suspend all new investment in the Trust. The Trust may also, in its discretion or at the instance of the Advisor, decline to give recognition as an investment to funds wired for credit to either type of account, until such funds are actually received by the Trust. Under present federal regulatory guidelines, the Advisor may be responsible for any losses resulting from changes in the Trust's net asset value which are incurred by the Trust as a result of failure to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased to be paid for by wire and the wire is not received by the Trust or if shares are purchased by a check which, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately or the purchased shares may be immediately redeemed. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses so incurred by the Trust, the Advisor or the Distributor.

As a condition of the Trust's public offering (which the investor will be deemed to have accepted by submitting an order for the purchase of the Trust's shares) the Distributor shall have the investor's power of attorney coupled with an interest, authorizing the Distributor to redeem sufficient shares from any fund of the shareholder for which it acts as a principal underwriter or distributor, or to liquidate sufficient other assets held in any brokerage account of the shareholder with the Distributor, and to apply the proceeds thereof to the payment of all amounts due to the Trust from the shareholder arising from any such losses. Any such redemptions or liquidations will be limited to the amount of the actual loss incurred by the Trust at the time the share purchase is canceled and will be preceded by notice to the shareholder and an opportunity for the shareholder to make restitution of the amount of the loss. The Trust will retain any profits resulting from such cancellations or redemptions and, if the purchase payment was by a check actually received, will absorb any such losses unless they prove recoverable.

Checks. Checks drawn on foreign banks will not be considered received in federal funds until the Trust has actual receipt of payment in immediately available U.S. dollars after submission of the check for collection; collection of such checks through the international banking system may require 30 days or more.

Wire. Funds received by wire are normally converted into shares in the Trust at the net asset value next determined.

Purchase Orders from Brokers. An order to purchase shares which is received by the Trust from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order, provided the broker received the order from its customer prior to that time and transmitted it to the Trust prior to the close of the New York Stock Exchange. Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with the Trust anytime to avoid the fee.

REDEMPTIONS

The value of shares redeemed will be determined according to the share net asset value next calculated after the request has been received in proper form. (See "Determination of Net Asset Value.") Thus, any such request received in proper form prior to the close of the New York Stock Exchange on a business day will reflect the net asset value calculated at that time; later withdrawal requests will be processed to reflect the share net asset value figure calculated on the next day the calculation is made. The Trust calculates net asset values each day the New York Stock Exchange is open for trading.

Net asset value determinations will apply as of the day the redemption order is submitted in proper form. A redemption request may not be deemed to be in proper form unless a signed account application has been properly submitted to the Trust by the shareholder or such an application is submitted with the withdrawal request.

A shareholder draft check drawn against an account will not be considered in proper form unless sufficient collected funds are available in the account on the day the check is presented for payment.

The "day of withdrawal" for share redemptions refers to the day on which corresponding funds are paid out by the Trust, whether by wire transfer, exchange between accounts, check, or debit of the investor's account to cover a customer checks presented for payment.

Shareholders should be aware that it is possible, should the share net asset value of the respective Fund fall as a result of normal market value changes, that amounts available for withdrawal from an account could be less than the amount of the original investment. All redemptions from the Trust will be affected by the redemption of the appropriate number of whole and fractional shares having a net asset value equal to the amount withdrawn.

The Trust will use its best efforts in normal circumstances to handle withdrawals within the times previously given. However, it may for any reason it deems sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days. The Trust's sole responsibility with regard to withdrawals shall be to process, within the aforementioned time period, redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders. By law, payment for shares in the Trust may be suspended or delayed for more than seven days only during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

Unless the shareholder's current address is on file with the Trust in the original account Application or by means of subsequent written notice signed by the authorized signers for the account, then the Trust may require signed written instructions to process withdrawals and account closings. In response to verbal requests, however, redemption proceeds will normally be mailed to the shareholder at the address shown on the Trust's records, provided an original signed Application has been received.

When an account is closed, the Trust reserves the right to make payment by check of any final dividends declared to the date of the redemption to close the account, but not yet paid, on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange. Funds exchanged between shareholder accounts will earn its final days dividend on the day of exchange.

Same-day exchanges can only be made in circumstances that would permit same-day wire redemptions from the account being debited. All exchanges will be effected at the net asset value per share of the respective accounts next determined after the exchange request is received in proper form. If an exchange is to be made between shareholder accounts that are not held in the same name and tax identification number or do not have the same mailing address or signatories, then the Trust may require any transfer between them to be made by making a redemption from one account and a corresponding investment in the other using the same procedures that would apply to any other withdrawal or investment.

The Trust reserves the right, when it deems such action necessary to protect the interests of its shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or identity satisfactory to the Trust. The Trust reserves the right to refuse any third party redemption requests.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust; except, however, that the Trust has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000. Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, the Trust intends to pay for all share redemptions in cash.

It is the shareholder's obligation to inform the Trust of address changes. The Trust will exercise reasonable care to ascertain the correct address of lost shareholders. The Trust will conduct two database searches and use at least one information database service.
The search will be conducted at no cost to the shareholder. The Trust will not, however, perform such searches if the shareholder's account is less than $25, if the shareholder is not a natural person or the Trust has received documentation that the shareholder is deceased. If a lost shareholder cannot be located after such procedures, such shareholder's account may be escheated to the state of the shareholder's last residence. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

RETIREMENT PLANS

General information on retirement plans offered by the Trust is provided in the Prospectus (see "Retirement Plans"). Additional information concerning these retirement plans is provided below.

IRAs (Tradional and Roth).

The minimum initial contribution for an IRA plan with the Trust is $500. Spousal IRAs are accepted by creating two accounts, one for each spouse. For IRAs opened in connection with a payroll deduction or SEP plan, the Trust may waive the initial investment minimum on a case-by-case basis.

The Trust's annual account maintenance fee is deducted from the account at the end of each year or at the time of the account's closing unless prepaid by the shareholder.

Other Retirement Plans or Retirement Plan Accounts. The Trust does not intend to impose any monthly minimum balance charge with respect to retirement plan accounts. The Trust offers prototype Education IRA, Keogh, SEP IRA, SIMPLE, 401(k) and 403(b) retirement plans. The Trust may waive the initial investment minimum for prototype or other retirement plan accounts on a case-by-case basis.

DECLARATION OF DIVIDENDS

Substantially all of the Trust's accumulated net income is declared as dividends, when calculated, each business day. Calculation of accumulated net income for each of the Trust's portfolios will be made just prior to calculation of the portfolio's net asset value (see "Determination of Net Asset Value"). The amount of such net income will reflect the interest income (plus any discount earned less premium amortized), and expenses accrued by the Fund reflected since the previously declared dividends.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in net asset value per share of the Trust's portfolios. Premium on securities purchased is amortized daily as a charge against income.

Dividends are payable to shareholders of record at the time as of which they are determined. Dividends are paid in the form of additional shares of the Trust credited to the respective investor account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Notice of payment of dividends will be mailed to each shareholder quarterly. For tax purposes each shareholder will also receive an annual summary of dividends paid by the Trust and the extent to which they constitute capital gains dividends (see "Additional Tax Matters"). Any investor purchasing shares in an account of the Trust as of a particular net asset value determination on a given day will not be considered a shareholder of record for the dividend declaration made that day; but an investor withdrawing as of such determination will be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

Net realized capital gains, if any, will be distributed to shareholders at least annually as capital gains dividends.

DETERMINATION OF NET ASSET VALUE

The net asset value of each portfolio of the Trust, and of the respective shares, is calculated each day the New York Stock Exchange is open for trading. Net asset value is not calculated on New Year's Day, the observance of Martin Luther King Jr.'s Birthday, President's Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value calculation is made as of a specific time of day, as described in the Prospectus.

Net asset value per share of each portfolio is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the portfolio. These calculations are performed by the Trust pursuant to the Services Agreement (see "Administrative and Other Expenses"). The Trust's shares are redeemed at net asset value. Shares of the Trust are offered at net asset value.

Securities for which current market quotations are readily available are valued at the mean between their bid and ask prices; securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees.
Securities having a remaining effective maturity of 60 days or less are valued at their amortized cost, subject to the Trustees' determination that this method reflects their fair value. The Trustees may authorize reliance upon an independent pricing service for the determination of securities values. An independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities; such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions. The Trust's shares are priced by rounding their value to the nearest one-tenth of one cent.

Valuation of Futures Contracts. Although initial margin must be posted when financial futures contracts are acquired and a maintenance margin may be required as the value of the contracts changes, such margin deposits remain an asset of the respective portfolio. Any financial futures contracts held by the portfolio will be marked to the market each business day, so that the difference between the contract price of the futures contracts and their corresponding current market price will be reflected daily as unrealized gains or losses. When a futures contract is liquidated by acquiring an offsetting contract, then either a gain or a loss will be realized, reflecting the difference between the prices of the original and the offsetting contracts. If a futures contract is held until delivery and settlement is made, then the transaction will be treated as a purchase or sale of the underlying securities at the contract price.

Futures contracts are valued at the daily settlement price determined by the commodity exchange where they are traded, if available, or otherwise at fair value, taking into account the most recent settlement, bid or asked prices available, as determined in good faith by the Trustees or by the Advisor according to procedures approved by the Trustees.

Valuation of Options Held or Written. Options held by a Fund and liabilities for options written by a portfolio are valued in the same manner as futures contracts, if they are traded on a commodity exchange. Other options are valued at the last reported sale price of the options, or if no sales are reported, at the mean between the last reported bid and asked prices for the current day, if available, or otherwise at fair value as determined in good faith by the Trustees or by the Advisor according to procedures approved by the Trustees.

When put or call options are written, the premium received is reflected on the portfolio's books as a cash asset that is offset by a deferred credit liability, so that the premium received has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If an option contract on securities is exercised, then the Trust will reflect, as appropriate, either a purchase or sale of the securities (when a call is exercised, the securities may be either held by the Fund or purchased for delivery in the open market). The purchase or sale price for the securities will be equal to the exercise price of the option, adjusted by the amount of the option premium previously received; the previously established deferred credit liability will then be extinguished. If an option contract on financial futures is exercised, the portfolio will acquire either a long or a short position in the underlying futures contract; a gain or loss will then be recognized equal to the option premium previously received, reduced by the difference between the option exercise price and the current market value of the futures contract, and the previously established deferred credit liability will be extinguished. If an option expires without being exercised (or if it is offset by a closing purchase transaction), then the portfolio will recognize the deferred credit as a gain (reduced by the cost of any closing purchase transaction).

ADDITIONAL TAX MATTERS

Federal Income Tax. To qualify as a "regulated investment company" and avoid Trust-level federal income tax under the Internal Revenue Code (the "Code"), each Trust portfolio must, among other things, distribute 100% of its net income and net capital gains in the fiscal year in which it is earned. The Code also requires the distribution of at least 98% of net income for the calendar year and capital gains determined as of October 31 each year before the calendar year end in order to avoid a 4% excise tax. Each portfolio intends to distribute all taxable income to the extent it is realized and avoid imposition of federal income excise taxes.

To qualify as a regulated investment company under the Code, each Trust portfolio must derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities, and certain other types of income. Should a portfolio fail to qualify as a "regulated investment company" under the Code, the portfolio would be taxed as a corporation with no allowable deduction for the distribution of dividends.

Shareholders of the Trust, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Trust and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Generally, dividends declared by the Trust during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared. No portion of the regular dividends paid by the Trust is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

Shareholders who fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by filing Form W-9 or its equivalent, when required) or who have been determined by the Internal Revenue Service to have failed to properly report dividend or interest income may be subject to a 31% withholding requirement on transactions with the Trust.

For tax purposes, the Trust will send shareholders an annual notice of dividends paid during the prior year. Investors are advised to retain all statements received from the Trust to maintain accurate records of their investment. Shareholders of each portfolio of the Trust will be subject to federal income tax on the net capital gains, if any, realized by each portfolio and distributed to shareholders as capital gains dividends. Shareholders should carefully consider the tax implications of buying the Trust's shares just prior to declaration of a regular or capital gains dividend. Prior to the declaration, the value of the distribution will be reflected in net asset value per share and thus will be paid for by the shareholder when the shares are purchased; when the dividend is declared the amount to be distributed will be deducted from net asset value, lowering the value of the shareholder's investment by the same amount, but the shareholder will nevertheless be taxed on the amount of the dividend without any offsetting deduction for the drop in share value until the shares are ultimately redeemed. A loss on the sales of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividend received.

Special rules apply to the taxation of financial futures contracts and options that may be acquired or written by the Trust. The holding period of securities purchased may be affected by hedging transactions, such as the purchase of puts or the sale of calls against those securities. Hedging transactions involving debt securities and either futures or options contracts are considered "mixed straddles" under the Code, meaning that any losses realized from one part of the transaction may only be deducted to the extent that they exceed any unrecognized gains in offsetting positions.

The Trust reserves the right to involuntarily redeem any of its shares if, in its judgment, ownership of the Trust's shares has or may become so concentrated as to make the Trust a personal holding company under the Code.

State and Local Taxes. Dividends paid by the Trust are generally expected to be subject to any state or local taxes on income. Interest on U.S. Government securities may be entitled to an exemption from State and local income taxes that is otherwise available to the shareholder if he had purchased U.S. Government securities directly. Shareholders should consult their tax Advisors about the status of distributions from the Trust in their own tax jurisdictions.

YIELD AND TOTAL RETURN CALCULATIONS

In order to provide a basis for comparisons of the Trust's portfolios with similar funds, with comparable market indices, and with investments such as savings accounts, savings certificates, taxable and tax-free bonds, money market funds and money market instruments, the Trust calculates yields and total return for each of its portfolios.

Standardized Yield. For advertising and certain other purposes, the yield of each portfolio is calculated according to a standardized formula prescribed by the Securities and Exchange Commission. Such standardized yields are calculated by adding one to the respective Fund's total daily theoretical net income per share during a given 30-day period divided by the portfolio's maximum offering price per share on the last day of the period, raising the result to the sixth power, subtracting one, and multiplying the result by two. Such standardized yields may be calculated daily; weekly, as of each Friday; and monthly, as of the last day of each month.

For purposes of such yield calculations, the daily theoretical gross income of each obligation in a portfolio is determined as 1/360 of the obligation's yield to maturity (or put or call date in certain cases), based upon its current value (defined as the obligation's closing market value that day, plus any accrued interest), multiplied by such current value. A portfolio's daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the portfolio. A portfolio's total daily theoretical net income per share during a given 30-day period is the portfolio's daily theoretical gross income, less daily expenses accrued (as reduced by any expenses waived or reimbursed by the Advisor), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total Return. Average annual total return is calculated by finding the compounded annual rate of return over a given period that would be required to equate an assumed initial investment in the portfolio to the ending redeemable value the investment would have had at the end of the period, taking into account the effect of the changes in the portfolio's share price during the period and any recurring fees charged to shareholder accounts, and assuming the reinvestment of all dividends and other distributions at the applicable share price when they were paid. Non-annualized aggregate total returns may also be calculated by computing the simple percentage change in value that equates an assumed initial investment in the portfolio with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Representative Yield and Total Return Quotations. As of March 31, 1998, the standardized 30-day yield of the Government Fund was 4.79% per annum, of the High Yield Fund was 7.43% per annum, and of the Bond Fund was 5.08% per annum.

For the year ended March 31, 1998, the average annualized total return of the Government Fund was 10.40% and of the High Yield Fund was 12.28%. For the calendar quarter ending March 31, 1998 the non-annualized aggregate total return of the Government Fund was 1.22% and of the High Yield Fund was 2.89%.

For the five years ended March 31, 1998, the average annualized total return of the Government Fund was 4.72%.

For the five years ended March 31, 1998, the average annualized total return of the High Yield Fund was 8.00%.

For the ten years ended March 31, 1998, the average annualized total return of the Government Fund was 6.95%.

For the ten years ended through March 31, 1998, the average annualized total return of the High Yield Fund was 8.15%.

As of March 31, 1998, the one year total return of Mosaic Bond Fund was 8.09%. The five year average annualized total return and average annualized total return since inception on April 23, 1990 was 4.81% and 6.35%, respectively. For the calendar quarter ended March 31, 1998, the non-annualized aggregate total return was 1.10%.

Performance Comparisons. From time to time, in advertisements or in reports to shareholders and others, the Trust may compare the performance of its portfolios to that of recognized market indices or may cite the ranking or performance of its portfolios as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

The Trust may also compare the performance of its portfolios to that of other funds managed by the same Advisor. It may compare its performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices which may be used include those compiled by major securities firms, such as Solomon Brothers, Shearson Lehman Hutton, the First Boston Corporation, and Merrill Lynch; other indices compiled by securities rating or valuation services, such as Ryan Financial Corporation and Standard and Poor's Corporation, may also be used. Periodicals which report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Daily, The New York Times, The Washington Post, Barron's, Financial World Magazine, Forbes Magazine, Money Magazine, Kiplinger's Personal Finance, and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc., Frank Russel Company, SCI and CDA Investment Technologies.

When the Trust uses Lipper Analytical Services, Inc. in making performance comparisons in advertisements or in reports to shareholders or others, the performance of the Government Fund will be compared to mutual funds categorized as "General U.S. Government Funds", the performance of the High Yield Fund will be compared to mutual funds categorized as "High Current Yield Funds" and the performance of the Mosaic Bond Fund will be compared to mutual funds categorized as "Intermediate Corporate Debt Funds". If any of these categories should be changed by Lipper Analytical Services, Inc., comparisons will be made thereafter based on the revised categories.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report, No-Load Fund Investor, Wiesenberger Investment Companies Service, the Mutual Fund Source Book, the Mutual Fund Directory, the Switch Fund Advisory, Mutual Fund Investing, the Mutual Fund Observer, Morningstar, and the Bond Fund Survey. Financial news is broadcast by the Financial News Network, Cable News Network, Public Broadcasting System, and the three major television networks, NBC, CBS and ABC, as well as by numerous independent radio and television stations.

The Trust may also disclose the contents of each of its portfolios as frequently as daily in advertisements and elsewhere.

Average Maturities. The Trust also calculates average maturity information for each of its portfolios. The "average maturity" of a Fund on any day is determined by multiplying the number of days then remaining to the effective maturity (see "Supplemental Investment Policies") of each investment in the Fund by the value of that investment, summing the results of these calculations, and dividing the total by the aggregate value of the portfolio that day (determined as of 4 p.m. Washington, DC time). Thus, the average maturity represents a dollar-weighted average of the effective maturities of portfolio investments. The "mean average maturity" of a portfolio over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the portfolio during the respective period.

It should be noted that the investment results of the Trust's portfolios will tend to fluctuate over time, and so historical yields and total returns should not be considered representations of what an investment may earn in any future period. Actual distributions to shareholders will tend to reflect changes in market interest rates, and will also depend upon the level of the Trust's expenses, realized or unrealized investment gains and losses, and the relative results of the Trust's investment policies. Thus, at any point in time future yields and total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

CUSTODIANS AND SPECIAL CUSTODIANS

Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

The Trust may appoint as Special Custodians, from time to time, certain banks, trust companies, and firms which are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services of relatively short duration for designated types of securities which, in the opinion of the Trustees or of the Advisor would most suitably be held by such Special Custodians rather than by the Custodian. In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust meeting the requirements of the Securities and Exchange Commission for custodians and approved and reviewed at least annually by the Trustees, and, if a securities dealer, only if it delivers to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as the Trustees or officers of the Trust deem appropriate, to the extent permitted by the Investment Company Act of 1940.

LEGAL MATTERS AND INDEPENDENT AUDITORS

DeWitt Ross and Stevens, S.C., 8000 Excelsior Drive, Madison, Wisconsin 53717-1914, acts as legal counsel to the Trust. Sullivan & Worcester LLP, 1025 Connecticut Avenue, NW, Washington, DC 20036, serves as review counsel to the Trust's independent Trustees.

Deloitte & Touche LLP, 117 Campus Drive, Princeton, NJ 08540 serves as independent auditors to the Trust. From time to time the Trust may be or become involved in litigation in the ordinary conduct of its business. Material items of litigation having consequences of possible or unspecified damages, if any, are disclosed in the notes to the Trust's financial statements (see "Financial Statements and Report of Independent Auditors'").

ADDITIONAL INFORMATION

The Trust issues semi-annual and annual reports to its shareholders and may issue other reports, such as quarterly reports, as it deems appropriate; the annual reports are audited by the Trust's independent auditors.

Statements contained in this Statement of Additional Information and in the Prospectus as to the contents of contracts and other documents are not necessarily complete. Investors should refer to the documents themselves for definitive information as to their detailed provisions. The Trust will supply copies of its Declaration of Trust and By-Laws to interested persons upon request.

The Trust and shares in the Trust have been registered with the Securities and Exchange Commission in Washington, DC, by the filing of a Registration Statement. The Registration Statement contains certain information not included in the Prospectus or not included in this Statement of Additional Information and is available for public inspection and copying at the offices of such Commission.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT AUDITORS

Audited Financial Statements for the Trust, together with the Report of Deloitte & Touche LLP, Independent Auditors for the period ended December 31, 1997, appear in the Trust's Annual Report to shareholders for the period ended December 31, 1997, which is incorporated herein by reference. Such report has been filed with the Securities and Exchange Commission and is furnished to investors with this Statement of Additional Information. Additional copies of such Report are available upon request at no charge by writing or calling the Trust at the address and telephone number shown on the cover page above.

QUALITY RATINGS

All U.S. Government securities that may be acquired by the Trust are expected to be classified as "High Grade" investments. Any obligation of a bank or savings and loan association having total assets of at least $750 million (or the foreign currency equivalent) as of the end of its most recent fiscal year, provided it earned a profit during that year, is eligible to be classified "High Grade"; but the actual classification of such obligations will be subject to such additional liquidity, profitability and other tests as the Advisor deems appropriate in the circumstances.

The Trust will determine the grade or credit quality of other securities it may acquire principally by reference to the ratings assigned by the two principal private organizations which rate Municipal Securities:
Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P"). In cases where both Moody's and S&P rate an issue, it will be graded according to whichever of the assigned ratings the Advisor deems appropriate; in cases where neither organization rates the issue it will be graded by the Advisor following standards which, in its judgment, are comparable to those followed by Moody's and S&P. All grading procedures followed by the Advisor will be subject to review by the Trustees.

Corporate Obligations. For corporate obligations, Moody's uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Notes and bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Notes and bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Notes and bonds rated A are considered upper medium grade by each organization; protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Notes and bonds rated Baa or BBB are considered medium grade obligations; protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Issues rated Caa or CCC and below may also be highly speculative, of poor standing and may even be in default or present other elements of immediate danger to payment of interest and principal.

Obligations rated Baa or above by Moody's or rated BBB or above by S&P are considered "investment grade" securities, whereas lower rated obligations are considered "speculative grade" securities.

Bond ratings may be further enhanced by the motation "+" or "-." For purposes of the Trust and its investment policies and restructions, such notations shall be disregarded in general. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Commercial Paper. Commercial paper is rated by Moody's with "Prime" or "P" designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody's considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies. P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; while P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer's basic earnings and cashflow must have an upward trend (except for unusual circumstances) and, typically, the issuer's industry is well established and it has a strong position within the industry. S&P assigns the individual ratings A-1, A-2 and A-3 based upon its assessment of the issuer's relative strengths and weaknesses within the group of ratable companies.

For purposes of its investment criteria, the Trust considers only commercial paper rated A-1, P-1, or of a credit standing deemed equivalent by the Advisor, to be "High Grade."

Part C
May 1, 1998
Mosaic Income Trust
Cross Reference Sheet                               Page 1
Pursuant to Rule 495(a)

24(a) Financial Statements

Included in Part A:  Financial Highlights

Included in Part B:  Filed with the Securities and Exchange
Commission pursuant to Section 30 of the Investment Company
Act of 1940 on March 5, 1998 and incorporated herein by reference is the Trust's Annual Report to Shareholders for the period ended December 31, 1997.

Included in such Annual Report to Shareholders are: Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Portfolio of Investments, Notes to Financial Statements and Report of Deloitte & Touche LLP, Independent Auditors.

Included as an Exhibit to Part C: Consent of Independent Auditors (Because the Statements of Changes in Net Assets involved more than one fiscal year and were audited by different Independent Accountants, consents from Williams, Young & Associates, LLC, Ernst & Young LLP and Deloitte & Touche LLP are included)


24(b) Exhibits

Exhibit No.    Description of Exhibit

      1        Declaration of Trust*
      2        By-Laws*
      3        Not Applicable
      4        Not Applicable
      5        Investment Advisory Agreement*
      6        Distribution Agreement*
      7        Not Applicable
      8        Custodian Agreement with Fee Schedule (Filed herewith)
      9        Services Agreement*
     10       Consent of Counsel*
     11       Consents of Independent Auditors (Filed Herewith)
                  11.1 Williams, Young & Associates, LLC
                  11.2 Ernst & Young LLP
                  11.3 Deloitte & Touche LLP
     12        Not Applicable
     13        Not Applicable
     14        Prototype Retirement Plan*
     15        Not Applicable
     16        Computation of Performance Data (Filed herewith)
     17        Financial Data Schedules (Filed herewith)
     18        Not Applicable

* Previously filed by Mosaic Income Trust.

25.	Persons Controlled by or Under Common Control with Registrant.

None

26.	Number of Holders of Securities.

The number of holders of record of securities of the Registrant as of April 2, 1998 is as follows:

Title of Class              Number of Holders of Record

Shares of Beneficial Interest           803

27.	Indemnification

Previously Filed


28.	Business and Other Connections of Investment Advisor effective
April 3, 1998.

     Name           Position with     Other Business
                       Advisor

Frank E. Burgess    Director       President and Director of
                                   Madison Investment Advisors,
                                   Inc., 6411 Mineral Point
                                   Road, Madison, WI  53705

Katherine L. Frank  President      Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Jay R. Sekelsky     Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Chris Berberet      Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

W. Richard Mason    Secretary      Secretary of Presidential
                                   Savings Bank, FSB and
                                   Presidential Service
                                   Corporation, 4600 East-West
                                   Highway, Bethesda, MD
                                   20814; Secretary of Mosaic
                                   Investment Services, Inc.
                                   of the same
                                   address as the Trust.

Julia M. Nelson    Vice President  None

29.	Principal Underwriters

(a) GIT Investment Services, Inc., the principal underwriter of the Trust, also acts as principal underwriter to Mosaic Equity Trust,
 Mosaic Tax-Free Trust and Mosaic Government Money Market.

 (b)
Name and Principal  Position and Offices  Position and Offices
Business Address    with Underwriters     with Registrant

A. Bruce Cleveland  Chairman, President   None
1655 Ft. Myer Dr.
Arlington, VA 22209

W. Richard Mason    Secretary             Secretary
1655 Ft. Myer Dr.
Arlington, VA 22209

(c)  Not Applicable

30.  Location of Accounts and Records

The books, records and accounts of the Registrant will be maintained at 1655 Ft. Myer Drive, Arlington, VA 22209, at which address are located the offices of the Registrant and of Bankers Finance Advisors, LLC. Additional records and documents relating to the affairs of the Registrant are maintained by the Star Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425 Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Certain records may be maintained at the offices of the Advisor's parent, Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI 53705.

31.  Management Services

Previously Filed and discussed in Parts A and B.  See item 28 above.

32.  Undertakings

(a)  Not Applicable

(b)  Not Applicable

(c) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest
Annual Report to shareholders upon such person's request and without charge.

                           Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Arlington, Commonwealth of Virginia, on May 1,
1998.

                              Mosaic Income Trust



                          By: (signature)
                              Katherine L. Frank
                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                              Trustee                (Date)
Frank E. Burgess*

                                Trustee
Lorence Wheeler*                                     (Date)


                                Trustee
Thomas S. Kleppe *                                   (Date)


                                Trustee
James Imhoff*                                        (Date)


(Signature),         *        Attorney-In-Fact      5/1/98
John Rashke, Esquire